UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Intercept Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

May 2, 2022
To Our Stockholders:
We are pleased to invite you to attend the 2022 Annual Meeting of Stockholders of Intercept Pharmaceuticals, Inc., which will be held virtually on Wednesday, May 25, 2022, at 12:00 p.m. (noon) (Eastern Time). You will be able to attend the Annual Meeting, ask questions, and vote your shares by visiting www.virtualshareholdermeeting.com/ICPT2022. We have designed the format of the Annual Meeting to ensure that stockholders are afforded similar rights and opportunities to participate as they would at an in-person meeting. Please note that to participate you will need the 16-digit control number included in your proxy materials or on your proxy card.
Details regarding the Annual Meeting, the business to be conducted, and information about Intercept that you should consider when you vote your shares are described in the proxy statement.
The Board of Directors recommends that you vote “FOR” each of the proposals in the proxy statement.
Whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting. You are able to vote over the Internet as well as by mail. After you have finished reading the proxy statement, we urge you to vote in accordance with its instructions. We encourage you to vote by proxy, so that your shares will be represented and voted at the Annual Meeting, whether or not you plan to attend.
Thank you for your continued support of Intercept. We look forward to seeing you at the Annual Meeting.
Sincerely,
Jerome Durso
President and Chief Executive Officer

INTERCEPT PHARMACEUTICALS, INC.
305 Madison Avenue, Morristown, NJ 07960
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2022
Dear Stockholder:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Intercept Pharmaceuticals, Inc., a Delaware corporation (“Intercept” or the “Company”). The Annual Meeting will be held virtually on Wednesday, May 25, 2022, at 12:00 p.m. (noon) (Eastern Time). You will be able to attend the Annual Meeting, ask questions, and vote your shares by visiting www.virtualshareholdermeeting.com/ICPT2022. We have designed the format of the Annual Meeting to ensure that stockholders are afforded similar rights and opportunities to participate as they would at an in-person meeting. Please note that to participate you will need the 16-digit control number included in your proxy materials or on your proxy card.
The purposes of the Annual Meeting are:
1.
To elect, by separate resolutions, the following eleven nominees to serve on our Board of Directors (the “Board”) until our 2023 Annual Meeting or until their respective successors are duly elected and qualified:

1A. Paolo Fundarò	1B. Jerome Durso	1C. Srinivas Akkaraju, M.D., Ph.D.
1D. Luca Benatti, Ph.D.	1E. Daniel Bradbury	1F. Keith Gottesdiener, M.D.
1G. Nancy Miller-Rich	1H. Mark Pruzanski, M.D.	1I. Dagmar Rosa-Bjorkeson
1J. Gino Santini	1K. Glenn Sblendorio

2.
To approve our amended and restated equity incentive plan.

3.
To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

4.
To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022.

5.
To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting.
The close of business on April 6, 2022, is the record date for determining stockholders entitled to vote at the Annual Meeting. Only holders of our Common Stock, par value $0.001 per share (the “shares”), as of the record date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.
By Order of the Board of Directors,
/s/ Jose Truzman
Jose Truzman,
Corporate Secretary
Morristown, NJ
May 2, 2022

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 25, 2022.
The Company’s Proxy Statement for the Annual Meeting, and Annual Report on Form 10-K for the year ended December 31, 2021, are available at www.proxyvote.com.
Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Holders of record may submit a proxy online or by completing, signing, dating, and returning the proxy card enclosed if you received hard copy materials. Holders of record must vote in accordance with the instructions listed on the proxy card (either hard copy or online). Beneficial holders whose shares are held in the name of a bank, broker, or other nominee must vote in accordance with the voting instructions provided to them by their bank, broker, or other nominee.
The Company’s proxy statement is dated May 2, 2022, and is being made available on or about May 2, 2022.

INTERCEPT PHARMACEUTICALS, INC.
PROXY STATEMENT

INTERCEPT PHARMACEUTICALS, INC.
PROXY STATEMENT
FOR
2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2022
ANNUAL MEETING MATTERS
These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Intercept Pharmaceuticals, Inc. (“Intercept” or the “Company”), for the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”), to be held virtually on Wednesday, May 25, 2022, at 12:00 p.m. (noon) (Eastern Time). You will be able to attend the Annual Meeting, ask questions, and vote your shares by visiting www.virtualshareholdermeeting.com/ICPT2022. We have designed the format of the Annual Meeting to ensure that stockholders are afforded similar rights and opportunities to participate as they would at an in-person meeting. Please note that to participate you will need the 16-digit control number included in your proxy materials or on your proxy card.
Unless otherwise noted, “we”, “us”, and “our” refer to Intercept Pharmaceuticals, Inc.
General Information About the Annual Meeting and Voting
General
This proxy statement contains information about the Annual Meeting and was prepared by our management for the Board. This proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”) are available at www.proxyvote.com. This proxy statement is being made available on or about May 2, 2022.
Purpose of the Annual Meeting
The specific proposals to be considered and acted upon at the Annual Meeting are summarized above in the Notice of Annual Meeting. Each proposal is described in more detail below.
Who can vote?
The close of business on April 6, 2022, is the record date for determining stockholders entitled to vote at the Annual Meeting. Only holders of the Company’s Common Stock, par value $0.001 per share (the “shares”), as of the record date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Each such holder is entitled to one vote for each share that such holder held as of the record date.
On April 6, 2022, there were 29,713,052 of the Company’s shares outstanding.
How do I vote?
Holders of Record
If on the record date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you may vote your shares in one of the following ways:
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by voting online as instructed in the materials that you received,

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by completing, signing, dating, and returning the proxy card enclosed if you received hard copy materials, or

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by attending the Annual Meeting online and voting during the meeting.

Beneficial Holders
If on the record date, your shares were held through a bank, broker, or other nominee (“in street name”), then you must vote in accordance with the voting instructions provided to you by your nominee. Beneficial holders whose shares are held in street name and who plan to vote during the Annual Meeting must use the unique 16-digit control number included in their proxy materials.

What am I being asked to vote on?
There are four matters scheduled to be voted on at the Annual Meeting:
1.
To elect, by separate resolutions, the following eleven nominees to serve on the Board until our 2023 Annual Meeting or until their respective successors are duly elected and qualified:

Proposal 1A:
Paolo Fundarò

Proposal 1B:
Jerome Durso

Proposal 1C:
Srinivas Akkaraju, M.D., Ph.D.

Proposal 1D:
Luca Benatti, Ph.D.

Proposal 1E:
Daniel Bradbury

Proposal 1F:
Keith Gottesdiener, M.D.

Proposal 1G:
Nancy Miller-Rich

Proposal 1H:
Mark Pruzanski, M.D.

Proposal 1I:
Dagmar Rosa-Bjorkeson

Proposal 1J:
Gino Santini

Proposal 1K:
Glenn Sblendorio

2.
Proposal 2:  To approve our amended and restated equity incentive plan.

3.
Proposal 3:  To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

4.
Proposal 4:  To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Will any other matters be voted on at the Annual Meeting?
As of the date of this proxy statement, the Company’s management knows of no other matter that will be presented for consideration at the Annual Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Annual Meeting and call for a vote of stockholders, proxies properly submitted prior to the Annual Meeting will be voted in accordance with the judgment of the proxy holders.
How does the Board recommend that I vote on the proposals?
The Board recommends that you vote your shares as follows:
1.
Proposals 1A through 1K: FOR the election of each of the eleven nominees.

2.
Proposal 2: FOR the approval of our amended and restated equity incentive plan.

3.
Proposal 3: FOR the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

4.
Proposal 4: FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

How can I vote on each proposal?
For Proposals 1A through 1K, you may vote FOR the nominee, or WITHHOLD your vote.
For Proposals 2, 3, and 4, you may vote FOR or AGAINST, or ABSTAIN.

How do I attend the Annual Meeting?
Attendance at the Annual Meeting is limited to our stockholders as of the record date. To attend the virtual Annual Meeting, log in at www.virtualshareholdermeeting.com/ICPT2022. You will need your unique 16-digit control number included in your proxy materials. The Annual Meeting will begin promptly at 12:00 p.m. (noon) (Eastern Time). Online check-in will begin 30 minutes prior. You should allow ample time for online check-in. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible and no later than ten days before the Annual Meeting, so that you can be provided with a control number and gain access to the Annual Meeting. Beneficial holders whose shares are held in street name and who plan to vote during the Annual Meeting must use the unique 16-digit control number included in their proxy materials.
It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we encourage you to submit a proxy over the Internet or by completing and returning a hard copy proxy card. You do not need to attend the Annual Meeting in order to vote.
How can I submit a question during the Annual Meeting?
You may submit written questions online during the meeting at www.virtualshareholdermeeting.com/ICPT2022. If you wish to submit a question during the meeting, log in to the virtual meeting website using your unique 16-digit control number included in your proxy materials, and type and submit a question using the question box.
During the meeting, we will read aloud and answer appropriate questions, submitted online in writing during the meeting, that are relevant to the meeting and pertinent to matters properly before the meeting. We reserve the right to omit questions that are outside of scope, and we may group questions by topic and only answer similar questions once.
What if I need technical assistance?
During the virtual Annual Meeting (and beginning 15 minutes prior), we will have a support team ready to assist you with any technical difficulties that you may have accessing or hearing the Annual Meeting. If you encounter any difficulties accessing or hearing the Annual Meeting during this time, you should call the technical support telephone number that will be posted on the virtual Annual Meeting log-in page.
Can I vote during the Annual Meeting?
Yes. To log in and cast your vote electronically during the Annual Meeting, you will need your unique 16-digit control number included in your proxy materials. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible and no later than ten days before the Annual Meeting, so that you can be provided with a control number and cast your vote electronically during the Annual Meeting.
Will a replay of the Annual Meeting be available?
A replay of the Annual Meeting will be made publicly available 24 hours after the meeting at www.virtualshareholdermeeting.com/ICPT2022 and for two weeks thereafter.
Will a list of stockholders be made available?
Yes. A list of stockholders of record will be available electronically during the Annual Meeting at www.virtualshareholdermeeting.com/ICPT2022, and, during the ten days prior to the Annual Meeting, at our principal executive offices located at 305 Madison Avenue, Morristown, NJ 07960.
What vote is required to approve each proposal?
Approval of Proposals 1A through 1K each requires a plurality of the votes cast in person or by proxy at the Annual Meeting.

Approval of Proposals 2, 3, and 4 requires the affirmative vote of a majority of the shares cast affirmatively or negatively in person or by proxy at the Annual Meeting.
Abstentions may be specified for Proposals 2, 3, and 4.
Broker non-votes and abstentions have no effect on voting results.
What is the quorum requirement?
A “quorum” must be present for the Annual Meeting to be held. A quorum is present if holders of a majority of shares entitled to vote are present or represented by proxy. Shares present or represented by proxy, including broker non-votes and shares that abstain or do not vote with respect to one or more proposals, will be counted for purposes of determining a quorum. If there is no quorum, the Annual Meeting may be adjourned by the chairman of the Annual Meeting.
Will my shares be voted if I do not provide a proxy?
If your shares are registered directly in your name with our transfer agent, they will not be counted if you do not vote as described above under “How do I vote?”
If your shares are held in street name, your shares may be voted even if you do not provide voting instructions to the nominee through which the shares are held. These entities have the authority, under applicable regulations, to vote shares for which their customers do not provide voting instructions, on certain “routine” matters. Proposal 4 is considered a “routine” matter for which these entities may vote unvoted shares.
Proposals 1A through 1K, 2, and 3 are not considered “routine” matters for which these entities may vote unvoted shares. Accordingly, if you hold your shares in street name and have not provided voting instructions, your nominee is not permitted to vote your shares with respect to these matters. Such failure to vote is called a “broker non-vote”. We strongly encourage you to submit your proxy and exercise your right to vote as a stockholder.
What if I return a proxy card or otherwise submit a proxy but do not make specific choices?
If you return a signed and dated proxy card or otherwise submit a proxy (online or in hard copy) without voting on a proposal, your shares will be voted on such proposal based on the Board recommendations set forth above. If any other matter comes before the Annual Meeting, the proxy holders will exercise your proxy as they deem appropriate.
May I revoke my proxy?
If you are a holder of record, you may revoke your proxy before it is voted at the Annual Meeting by:
•
Submitting another properly completed proxy card with a later date and returning it as instructed on the card with enough time for it to be received and processed before the Annual Meeting;

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Submitting a new proxy online prior to the deadline listed in the proxy instructions;

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Providing written notice received by the Secretary of the Company at least one hour prior to the commencement of the Annual Meeting; or

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Attending the Annual Meeting and voting in accordance with the requirements described in this proxy statement.

If you are a beneficial holder whose shares are held in street name, you may submit new voting instructions by contacting your nominee through which you hold your shares. You may also vote at the Annual Meeting using your unique 16-digit control number included in your proxy materials.
Who is making and paying for this proxy solicitation?
This proxy is solicited on behalf of the Board. The Company will pay the cost of distributing this proxy statement and related materials. Upon request, the Company will reimburse nominees for reasonable expenses they incur in forwarding proxy materials to beneficial owners. Certain of the Company’s directors, officers, and employees may participate in the solicitation of proxies, including electronically or by mail or telephone, without additional compensation.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please submit proxies for all of your shares.
I share an address with another stockholder and we received only one set of proxy materials. How do I obtain additional materials?
We have adopted a procedure called “householding”, under which only one set of proxy materials will be mailed to multiple stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders. If your household has received only one set of proxy materials, and you wish to receive separate copies, please follow the instructions below under “Householding”.
How can I find out the results of the voting at the Annual Meeting?
Within four business days after the Annual Meeting, we will publish the voting results in a Current Report on Form 8-K.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements, including, but not limited to, statements regarding the progress, timing and results of our clinical trials, including our clinical trials for the treatment of nonalcoholic steatohepatitis (“NASH”), the safety and efficacy of our approved product, Ocaliva (obeticholic acid or “OCA”) for primary biliary cholangitis (“PBC”), and our product candidates, including OCA for liver fibrosis due to NASH, the timing and acceptance of our regulatory filings and the potential approval of OCA for liver fibrosis due to NASH, the review of our New Drug Application for OCA for the treatment of liver fibrosis due to NASH by the U.S. Food and Drug Administration (the “FDA”), our intent to work with the FDA to address the issues raised in a complete response letter (“CRL”), the potential commercial success of OCA, as well as our strategy, future operations, future financial position, future revenue, projected costs, financial guidance, prospects, plans and objectives.
These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “possible,” “continue” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement, and we undertake no obligation to update any forward-looking statement except as required by law. These forward-looking statements are based on estimates and assumptions by our management that, although believed to be reasonable, are inherently uncertain and subject to a number of risks.
The following represent some, but not necessarily all, of the factors that could cause actual results to differ materially from historical results or those anticipated or predicted by our forward-looking statements:
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our ability to successfully commercialize Ocaliva for PBC;

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our ability to maintain our regulatory approval of Ocaliva for PBC in the United States, Europe, Canada, Israel, Australia and other jurisdictions in which we have or may receive marketing authorization;

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our ability to timely and cost-effectively file for and obtain regulatory approval of our product candidates on an accelerated basis or at all, including OCA for liver fibrosis due to NASH following the issuance of the CRL by the FDA; any advisory committee recommendation or dispute resolution determination that our product candidates, including OCA for liver fibrosis due to NASH, should not be approved or approved only under certain conditions; or any future determination that the regulatory applications and subsequent information we submit for our product candidates, including OCA for liver fibrosis due to NASH, do not contain adequate clinical or other data or meet applicable regulatory requirements for approval;

•
conditions that may be imposed by regulatory authorities on our marketing approvals for our products and product candidates, including OCA for liver fibrosis due to NASH, such as the need for clinical outcomes data (and not just results based on achievement of a surrogate endpoint), any risk mitigation programs such as a Risk Evaluation and Mitigation Strategies (“REMS”) program, and any related restrictions, limitations and/or warnings contained in the label of any of our products or product candidates;

•
any potential side effects associated with Ocaliva for PBC, OCA for liver fibrosis due to NASH or our other product candidates that could delay or prevent approval, require that an approved product be taken off the market, require the inclusion of safety warnings or precautions, or otherwise limit the sale of such product or product candidate, including in connection with our update to the Ocaliva prescribing information in May 2021 contraindicating Ocaliva for patients with PBC and decompensated cirrhosis, a prior decompensation event, or compensated cirrhosis with evidence of portal hypertension;

•
the initiation, timing, cost, conduct, progress and results of our research and development activities, preclinical studies and clinical trials, including any issues, delays or failures in identifying patients, enrolling patients, treating patients, retaining patients, meeting specific endpoints in the jurisdictions in which we intend to seek approval or completing and timely reporting the results of our NASH or PBC clinical trials;
•
the outcomes of interactions with regulators (e.g., the FDA and the European Medicines Agency (“EMA”)) regarding our clinical trials;

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our ability to establish and maintain relationships with, and the performance of, third-party manufacturers, contract research organizations and other vendors upon whom we are substantially dependent for, among other things, the manufacture and supply of our products, including Ocaliva for PBC and, if approved, OCA for liver fibrosis due to NASH, and our clinical trial activities;

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our ability to identify, develop and successfully commercialize our products and product candidates, including our ability to successfully launch OCA for liver fibrosis due to NASH, if approved;

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our ability to obtain and maintain intellectual property protection for our products and product candidates, including our ability to cost-effectively file, prosecute, defend and enforce any patent claims or other intellectual property rights;

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the size and growth of the markets for our products and product candidates and our ability to serve those markets;

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the degree of market acceptance of Ocaliva for PBC and, if approved, OCA for liver fibrosis due to NASH or our other product candidates among physicians, patients and healthcare payors;

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the availability of adequate coverage and reimbursement from governmental and private healthcare payors for our products, including Ocaliva for PBC and, if approved, OCA for liver fibrosis due to NASH, and our ability to obtain adequate pricing for such products;

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our ability to establish and maintain effective sales, marketing and distribution capabilities, either directly or through collaborations with third parties;

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competition from existing drugs or new drugs that become available;

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our ability to attract and retain key personnel to manage our business effectively;

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our ability to prevent or defend against system failures or security or data breaches due to cyber-attacks, or cyber intrusions, including ransomware, phishing attacks and other malicious intrusions;

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our ability to comply with data protection laws;

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costs and outcomes relating to any disputes, governmental inquiries or investigations, regulatory proceedings, legal proceedings or litigation, including any securities, intellectual property, employment, product liability or other litigation;

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our collaborators’ election to pursue research, development and commercialization activities;

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our ability to establish and maintain relationships with collaborators with development, regulatory and commercialization expertise;

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our need for and ability to generate or obtain additional financing;

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our estimates regarding future expenses, revenues and capital requirements and the accuracy thereof;

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our use of cash, cash equivalents and short-term investments;

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our ability to acquire, license and invest in businesses, technologies, product candidates and products;

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our ability to manage the growth of our operations, infrastructure, personnel, systems and controls;

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our ability to obtain and maintain adequate insurance coverage;

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continuing threats from COVID-19, including additional waves of infections, and their impacts including quarantines and other government actions; delays relating to our regulatory applications; disruptions relating to our ongoing clinical trials or involving our contract research organizations, study sites or other clinical partners; disruptions relating to our supply chain or involving our third-party manufacturers, distributors or other distribution partners; and facility closures or other restrictions; and the impact of the foregoing on our results of operations and financial position;

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the impact of general U.S. and foreign economic, industry, market, regulatory or political conditions, including the impact of Brexit; and

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the other risks and uncertainties identified in our periodic filings filed with the U.S. Securities and Exchange Commission (the “SEC”), including our Annual Report.

PROPOSALS UNDER VOTE
PROPOSALS 1A THROUGH 1K:
ELECTION OF DIRECTORS
The Board currently consists of eleven directors. Our directors are elected annually to serve one-year terms. Each of our directors is standing for election at the Annual Meeting.
The following table sets forth the names, ages (as of March 31, 2022), and current committee memberships of our directors.
Director	Age	Director Since
Paolo Fundarò(1)	48	2006
Jerome Durso	54	2021
Srinivas Akkaraju, M.D., Ph.D.(6)	54	2012
Luca Benatti, Ph.D.(5)(6)	61	2014
Daniel Bradbury(3)(5)	60	2016
Keith Gottesdiener, M.D.(6)	68	2016
Nancy Miller-Rich(4)(5)	63	2018
Mark Pruzanski, M.D.(6)	54	2002
Dagmar Rosa-Bjorkeson(4)	58	2021
Gino Santini(2)(3)(4)	65	2015
Glenn Sblendorio(3)	66	2014

(1)
Chairman of the Board.

(2)
Lead Independent Director.

(3)
Audit Committee member.

(4)
Compensation Committee member.

(5)
Nominating and Governance Committee member.

(6)
Research and Development Committee member.

The Board has nominated each of the individuals set forth in the table above for election as directors at the Annual Meeting. The election of each nominee requires a plurality of the votes cast in person or by proxy at the Annual Meeting. If elected, each individual will serve on the Board until our 2023 Annual Meeting or until his or her respective successor is duly elected and qualified. If any individual should become unable to accept election, the persons named as proxies may vote for a substitute nominee selected by the Board or by the named proxies, unless the Board chooses to reduce the number of directors on the Board. Each nominee has agreed to serve if elected, and the Company’s management has no reason to believe that any nominee will be unable to serve.
The names, principal occupations, and other information concerning the nominees are set forth below, including the specific experience, qualifications, attributes, and skills that led the Board to determine that the nominees should serve as directors. There are no family relationships between or among any of our directors or executive officers. For more information regarding the independence of our directors, please see “Board of Directors and Governance—Independence”.
Paolo Fundarò has served as our Chairman since October 2015 and as a member of our Board since 2006. Mr. Fundarò has been the Chief Executive Officer of Genextra S.p.A., an investment firm focused on the life sciences industry, since July 2019 and previously served as the Chief Financial Officer of Genextra S.p.A. from its inception in 2004 until 2019. Mr. Fundarò is also the CEO of XGen Ventures S.G.R. S.p.A., a venture capital firm focused on the life science sector he co-founded in 2021 with other members of the

Genextra team. Mr. Fundarò also has served as Managing Director of certain of Genextra’s portfolio companies, including Congenia S.r.l. from 2004 to December 2020, Dac S.r.l. from 2004 until December 2016, and Tethis S.p.A. from 2004 until July 2016. Before joining Genextra, Mr. Fundarò was Director of Finance and Strategic Planning for the Fastweb Group from 2000 to 2004. Earlier in his career, Mr. Fundarò worked for investment banks Salomon Smith Barney (now Citigroup) and Donaldson, Lufkin & Jenrette (now Credit Suisse). Mr. Fundarò serves on the board of directors of a number of private and non-U.S. public companies, including Genextra S.p.A. and Tiscali S.p.A. Mr. Fundarò received a degree in Business Management from Bocconi University in Milan, Italy.
Mr. Fundarò’s significant experience in venture capital, corporate finance and strategic planning, as well as his expertise in building, investing in, and growing companies in diverse industries, including the biopharmaceutical industry, contributed to the Board’s determination that he should be nominated to serve as a director.
Jerome Durso has been our President and Chief Executive Officer, and a director, since January 2021. Prior to becoming Chief Executive Officer, Mr. Durso served as Chief Operating Officer since joining Intercept in February 2017. Mr. Durso has over 25 years of experience in building and leading commercial and business operations at life sciences companies both in the United States and abroad. Prior to joining the Company, Mr. Durso served as a consultant to the biopharmaceutical industry from September 2015 to February 2017. Mr. Durso spent the majority of his career at Sanofi, a global pharmaceutical company, where he most recently served as SVP, Chief Commercial Officer of the Global Diabetes Division from June 2011 to April 2015. From 2010 to 2011, Mr. Durso was Senior Vice President, Chief Commercial Officer of Sanofi’s U.S. pharmaceuticals business. Prior to that, he served in a number of commercial leadership roles of increasing responsibility in business unit and brand management, marketing, and sales since he first joined Sanofi in 1993. Mr. Durso earned his bachelor’s degree in marketing from the University of Notre Dame.
Mr. Durso’s detailed business understanding of the pharmaceutical industry, and of the Company in particular, including from operating, managerial, marketing, and sales perspectives, contributed to the Board’s determination that he should be nominated to serve as a director.
Srinivas Akkaraju, M.D., Ph.D.   has served as a member of our Board since October 2012. Since March 2017, Dr. Akkaraju has been the Managing General Partner of Samsara BioCapital, a venture capital firm that he founded. From April 2013 to March 2017, Dr. Akkaraju was a General Partner and then a Senior Advisor of Sofinnova Ventures, a venture capital firm focused on the life sciences industry. From January 2009 until April 2013, Dr. Akkaraju was a Managing Director of New Leaf Venture Partners, an investment firm focused on the healthcare technology sector. From 2006 to 2008, Dr. Akkaraju served as a Managing Director of Panorama Capital, a venture capital firm that he co-founded along with other members of the former venture capital investment team of J.P. Morgan Partners, a private equity division of JPMorgan Chase & Co. Prior to co-founding Panorama Capital, Dr. Akkaraju was with J.P. Morgan Partners, which he joined in 2001 and of which he became a partner in 2005. From 1998 to 2001, Dr. Akkaraju worked in business and corporate development at Genentech, Inc. (now a member of the Roche Group), a biotechnology company. Dr. Akkaraju has been a director of Jiya Acquisition Corp. (where he also serves as Chairman) since November 2020, and Syros Pharmaceuticals, Inc. since June 2017. Dr. Akkaraju also serves on the board of directors of a number of private companies. During the past five years, Dr. Akkaraju previously served as a director of Aravive, Inc. (formerly Versartis, Inc.), aTyr Pharma, Inc., Principia Biopharma Inc., and Seattle Genetics, Inc. (now Seagen Inc.). Dr. Akkaraju received his M.D. and a Ph.D. in Immunology from Stanford University. He received his undergraduate degrees in Biochemistry and Computer Science from Rice University.
Dr. Akkaraju’s extensive experience in venture capital, in-depth knowledge of life sciences companies, and financial expertise, as well as his scientific background and public company board experience, contributed to the Board’s determination that he should be nominated to serve as a director.
Luca Benatti, Ph.D.   has served as a member of our Board since July 2014. Dr. Benatti has over 30 years of experience in the pharmaceutical and biotechnology industries. Since June 2012, Dr. Benatti has served as the Chief Executive Officer and a director of EryDel S.p.A., a private biotechnology company focused on rare diseases. From 1998 until May 2012, Dr. Benatti was Chief Executive Officer of Newron

Pharmaceuticals S.p.A., a publicly traded biopharmaceutical company that Dr. Benatti co-founded. Under Dr. Benatti’s leadership, Newron developed a pipeline of innovative therapies including Xadago, approved worldwide for the treatment of Parkinson’s disease. From 1985 to 1998, Dr. Benatti held various research and development positions at Pharmacia & Upjohn and its predecessor companies. Dr. Benatti has authored several scientific publications and holds a number of patents. Dr. Benatti currently serves as a director of Newron Pharmaceuticals S.p.A. and Metis Precision Medicine. Dr. Benatti also serves as chairman of Italian Angels for Biotech, a member of the Advisory Board of the Sofinnova Telethon Fund, as chairman of the Scientific Advisory Board of Gain Therapeutics, and a member of the Strategic and Development Advisory Boards of Zambon S.p.A. Dr. Benatti graduated from and performed his post-doctoral training at the Milano Genetics Institute.
Dr. Benatti’s significant experience in the pharmaceutical and biotechnology industries; business development, financial, and strategic leadership expertise; and thorough understanding of pharmaceutical drug discovery and development, contributed to the Board’s determination that he should be nominated to serve as a director.
Daniel Bradbury has served as a member of our Board since July 2016. Mr. Bradbury has over 35 years of experience leading global, fast-growing life sciences companies. Mr. Bradbury has served as Executive Chairman of Equillium, Inc., a biopharmaceutical company that Mr. Bradbury co-founded, since January 2020 and served as Chairman of Equillium, Inc. from March 2018 through December 2019. Mr. Bradbury also previously served as Chief Executive Officer of Equillium, Inc., from June 2018 through December 2019 and as President of Equillium, Inc. from March 2017 until June 2018. In addition, Mr. Bradbury has been Managing Member of BioBrit, LLC, a life sciences consulting and investment firm, since 2012. Previously, Mr. Bradbury held several senior positions at Amylin Pharmaceuticals, Inc., a biopharmaceutical company focused on diabetes and metabolic disorders, including President and Chief Executive Officer from March 2007 until its acquisition by Bristol-Myers Squibb Company in August 2012, President and Chief Operating Officer from 2006 to 2007, Chief Operating Officer from 2003 to 2006, Executive Vice President from 2000 to 2003 and Senior Vice President, Corporate Development from 1998 to 2000. Mr. Bradbury also served as a director of Amylin from June 2006 to August 2012. Prior to joining Amylin in 1994, Mr. Bradbury worked at SmithKline Beecham Pharmaceuticals and its predecessor companies for ten years in various sales and marketing positions. Mr. Bradbury has been a director of Castle Biosciences, Inc. since September 2012 and serves on the board of directors of a number of private companies and philanthropic organizations. During the past five years, Mr. Bradbury previously served as a director of Panacea Acquisition Corp. (now Nuvation Bio Inc.), Geron Corporation, Corcept Therapeutics Incorporated, Illumina, Inc. and BioMed Realty Trust, Inc. In addition, Mr. Bradbury serves on the Keck Graduate Institute’s Board of Trustees and the University of California San Diego’s Rady School of Management Dean’s Advisory Council. Mr. Bradbury received a Bachelor of Pharmacy from Nottingham University and a Diploma in Management Studies from Harrow and Ealing Colleges of Higher Education in the United Kingdom.
Mr. Bradbury has extensive experience in the biopharmaceutical industry, has demonstrated leadership and operational skills, and possesses significant research, development, and commercialization expertise, as well as public company board experience. These factors contributed to the Board’s determination that he should be nominated to serve as a director.
Keith Gottesdiener, M.D.   has served as a member of our Board since July 2016. Since July 2020, Dr. Gottesdiener has served as the Chief Executive Officer and as a director of Prime Medicine, Inc., a private biopharmaceutical company based in Cambridge, Massachusetts. Prior to that, from October 2011 until March 2020, Dr. Gottesdiener served as the Chief Executive Officer and a director of Rhythm Pharmaceuticals, Inc., a biopharmaceutical company. Dr. Gottesdiener joined Rhythm after 16 years at Merck Research Laboratories, where he held positions of increasing responsibility, including serving as a leader of Merck’s late clinical development organization from 2006 to 2011 and leading Merck’s early clinical development across all therapeutic areas from 2001 through early 2006. In such roles, Dr. Gottesdiener oversaw the development of Merck’s infectious diseases and vaccine products through pivotal trials, registration, and life cycle management, including GardasilTM (HPV Vaccine), RotateqTM (rotavirus vaccine), ZostavaxTM (zoster vaccine) and IsentressTM (HIV integrase inhibitor), among others. In 2008, Dr. Gottesdiener was appointed Late Stage Therapeutic Group Leader, and in that role led

Merck’s late-stage clinical development efforts (from Phase 2 through patent expiry) across all therapeutic areas. After Merck’s merger with Schering-Plough Corporation in 2009, he continued as Co-Head of Late Development. Dr. Gottesdiener received his B.A. from Harvard College and his M.D. from the University of Pennsylvania. He completed his residency and fellowship at the Brigham and Women’s Hospital-Beth Israel Medical Center-Dana Farber Cancer Institute Children’s Hospital programs. After his fellowship, Dr. Gottesdiener did postdoctoral research in the laboratory of Dr. Jack Strominger at Dana Farber Cancer Institute working on the molecular immunology of the T-cell receptor. In 1986, he joined the faculty as an assistant professor at Columbia University, started an independent research laboratory with NIH RO-1 funding, focusing on gene transcription, and was Associate Clinical Professor of Medicine at the time he left to join Merck in 1995.
Dr. Gottesdiener’s extensive experience as a senior executive in the pharmaceutical industry, drug development and regulatory affairs expertise, and research work for both medical and academic institutions, as well as his public company experience, contributed to the Board’s determination that he should be nominated to serve as a director.
Nancy Miller-Rich has served as a member of our Board since April 2018. Ms. Miller-Rich has 35 years of experience in the healthcare industry, with significant expertise in business development and commercial strategy. Since September 2017, Ms. Miller-Rich has served as a consultant to the pharmaceutical industry. Previously, Ms. Miller-Rich served in a number of leadership roles at Merck & Co., Inc. and, prior to the merger of the two companies, at Schering-Plough Corporation, including most recently as SVP, Global Human Health Business Development & Licensing, Strategy and Commercial Support from November 2013 to September 2017 and as Group VP, Consumer Care Global New Ventures and Strategic Commercial Development from January 2007 to November 2013. Prior to joining Schering-Plough in 1990, Ms. Miller-Rich served in a variety of commercial and marketing roles at Sandoz Pharmaceuticals and Sterling Drug, Inc. She is currently a director of Aldeyra Therapeutics, Inc., and 4D Molecular Therapeutics, Inc., as well as a board member of a number of private and not-for-profit entities. During the past five years, Ms. Miller-Rich previously served as a director of Kadmon Holdings, Inc., and UDG Healthcare plc. She received her B.S. in Business Administration, Marketing from Ithaca College in Ithaca, New York.
Ms. Miller-Rich’s significant experience in the healthcare industry, as well as her business development and commercial strategy expertise, contributed to the Board’s determination that she should be nominated to serve as a director.
Mark Pruzanski, M.D.   founded Intercept and has served as a member of our Board since its inception in 2002. Dr. Pruzanski served as the company’s President and Chief Executive Officer until 2021. He has over 25 years of experience in life sciences company management, venture capital and strategic consulting. Previously, Dr. Pruzanski was a venture partner at Apple Tree Partners, an early stage life sciences venture capital firm that he co-founded, and an entrepreneur-in-residence at Oak Investment Partners, a venture capital firm. Dr. Pruzanski is a co-author of a number of scientific publications and is named as an inventor on several of our patents. In 2021, Dr. Pruzanski served as a consultant and strategic advisor to Intercept. Since January 2021, Dr. Pruzanski has been the Managing Member of Figurati LLC, a life sciences investment and consulting firm. Dr. Pruzanski has been a director of Equillium, Inc. since September 2018. He also currently serves on the boards of several private biotechnology companies. Further, he currently serves on the boards of the Emerging Companies Section of the Biotechnology Innovation Organization (BIO), a biotechnology-focused trade association, and the Foundation for Defense of Democracies, a non-profit policy institute focusing on foreign policy and national security. Dr. Pruzanski received his M.D. from McMaster University in Hamilton, Canada, a M.A. degree in International Affairs from the Johns Hopkins University School of Advanced International Studies in Bologna, Italy and Washington, D.C., and a bachelor’s degree from McGill University in Montreal, Canada.
Dr. Pruzanski’s comprehensive knowledge of the Company and both its business and scientific aspects, and his general experience with managing, advising, and investing in life sciences companies, contributed to the Board’s determination that he should be nominated to serve as a director.
Dagmar Rosa-Bjorkeson has served as a member of our Board since April 2021. She has more than 25 years of global experience in the pharmaceutical industry, including executive leadership positions in corporate and product strategy, market development, and operational execution. Since 2020, she has been the Chief Operating Officer of Mesoblast Limited. From 2017 to 2019, she worked at Mallinckrodt Pharmaceuticals, where she was EVP and Chief Strategy and Development Officer, responsible for corporate and therapeutic area strategy, business development, and new product commercialization, and also served as Senior Vice President of new product commercialization. From 2014 to 2016, she was EVP and President, Biosimilars, at Baxalta (now a wholly owned subsidiary of Takeda Pharmaceutical Company), where she developed a biosimilars strategy, managed post spin-off efforts from Baxter International, and oversaw a fully integrated unit including program management, research, clinical development, manufacturing, commercialization and business development. From 1997 to 2014, she held various roles of increasing responsibility at Novartis, including Vice President and Head of its multiple sclerosis business unit; Vice President, Business Development and Licensing in the United States; Vice President, Respiratory in the United States; and Country Head and President for Novartis Sweden. Throughout her 17 years at Novartis, Ms. Rosa-Bjorkeson’s experience spanned sales, marketing, general management, and country operations. She has led multiple successful product launches, including Gilenya® for multiple sclerosis at Novartis. She serves on the board of directors of Xencor, Inc., on the board of private company Red Nucleus, and on the non-profit boards of the New Jersey City University Foundation and Deirdre’s House. Ms. Rosa-Bjorkeson earned an M.B.A., an M.S. in chemistry, and a B.S. in chemistry from the University of Texas, Austin.
Ms. Rosa-Bjorkeson has deep experience in the pharmaceutical industry, including in the areas of management, operations, strategy, and product commercialization, contributing to the Board’s determination that she should be nominated to serve as a director.
Gino Santini has served as our Lead Independent Director since February 2018 and as a member of our Board since November 2015. From 1983 to 2010, Mr. Santini held a variety of commercial, operational and leadership roles of increasing responsibility at Eli Lilly and Company, including SVP, Corporate Strategy and Business Development from 2007 to 2010, SVP of Corporate Strategy and Policy from 2004 to 2007, President of U.S. Operations from 1999 to 2004 and President of the Women’s Health Franchise from 1997 to 1999. Mr. Santini has been a director of Allena Pharmaceuticals, Inc. since February 2012, Horizon Therapeutics plc since March 2012, and Collegium Pharmaceutical, Inc. since July 2012. Mr. Santini also serves on the board of directors of a number of private companies. During the past five years, Mr. Santini previously served as a director of AMAG Pharmaceuticals, Inc., and Vitae Pharmaceuticals, Inc. Mr. Santini holds an undergraduate degree in mechanical engineering from the University of Bologna and an M.B.A. from the Simon School of Business, University of Rochester.
Mr. Santini has extensive experience in the pharmaceutical industry, has demonstrated leadership and operational skills, and possesses significant domestic and international commercial, corporate strategy, business development, and transactional experience, as well as public company board experience. These factors contributed to the Board’s determination that he should be nominated to serve as a director.
Glenn Sblendorio has served as a member of our Board since February 2014. Mr. Sblendorio has over 35 years of experience in the pharmaceutical and biotechnology industries. Mr. Sblendorio has been CEO, President and a director of IVERIC bio, Inc. (formerly Ophthotech Corporation) since July 2017, January 2017 and May 2017, respectively. Mr. Sblendorio also previously served at IVERIC bio, Inc. as EVP and COO from April 2016 to January 2017, CFO and Treasurer from April 2016 until April 2017 and a director from July 2013 through March 2016. Prior to joining IVERIC bio, Inc., Mr. Sblendorio served as the President and CFO of The Medicines Company from March 2006 until December 2015. He also served on the Board of Directors for The Medicines Company from 2012 through 2015. Mr. Sblendorio served as EVP and CFO of Eyetech Pharmaceuticals, Inc. from February 2002 until it was acquired by OSI Pharmaceuticals, Inc. in November 2005. From July 2000 to February 2002, Mr. Sblendorio served as SVP of Business Development at The Medicines Company. Prior to joining The Medicines Company in 2000, Mr. Sblendorio served as a managing director at MPM Capital Advisors, LLC and held a variety of senior financial positions at Hoffman-La Roche, Inc. Mr. Sblendorio has been a director of Amicus Therapeutics, Inc. since June 2006. Mr. Sblendorio received a B.B.A. from Pace University and an M.B.A. from Fairleigh Dickinson University. He is also a graduate of the Harvard Advanced Management Program.

Mr. Sblendorio’s extensive experience in the pharmaceutical and biotechnology industries, leadership skills, operational and strategic expertise, and financial knowledge (which enables him to serve as a financial expert on our Audit Committee), as well as his public company board experience, and strong record of dedication to service on our Board, contributed to the Board’s determination that he should be nominated to serve as a director.
Vote Required for Approval
The election, by separate resolutions, of each nominee to the Board requires a plurality of the votes cast in person or by proxy at the Annual Meeting.
THE BOARD RECOMMENDS A VOTE “FOR”
THE ELECTION OF EACH NOMINEE SET FORTH ABOVE.

PROPOSAL 2:
APPROVAL OF OUR AMENDED AND RESTATED EQUITY INCENTIVE PLAN
Overview
The Board requests that stockholders approve our Amended and Restated Equity Incentive Plan (the “Plan”). The Plan was approved by our Compensation Committee on April 11, 2022, and by the Board on April 26, 2022. The Plan will become effective upon stockholder approval. The Plan amends and restates our 2012 Equity Incentive Plan (the “2012 Plan”), which would otherwise terminate on September 13, 2022, pursuant to its terms, ten years after its adoption in 2012.
We are seeking stockholder approval for this new Plan because the 2012 Plan is terminating this year. Like the 2012 Plan, the new Plan will have a ten-year term, and will terminate on May 25, 2032, ten years after its approval at the Annual Meeting. We are not seeking additional shares for issuance under the Plan at this time; the pool of available shares under the Plan will consist of those shares which remain unallocated under the 2012 Plan, plus any shares subject to previously-issued awards which are forfeited (as described below).
The 2012 Plan was structured with an “evergreen” provision that replenished the number of shares issuable under it on an annual basis. Accordingly, we have not sought stockholder approval of our equity incentive plan since our 2012 initial public offering. As of April 1, 2022, there were approximately 3,862,008 shares (the “Remaining Shares”) remaining available for issuance and not subject to outstanding awards under the 2012 Plan. As amended and restated, the Plan does not include an evergreen share replenishment provision. Accordingly, the Plan will provide that the number of shares issuable shall be the sum of (i) the Remaining Shares, minus (ii) any shares represented by awards granted under the 2012 Plan between April 1, 2022, and May 25, 2022 (the Annual Meeting date and the Plan’s scheduled effective date), plus (iii) any shares underlying existing awards under the 2012 Plan that are later forfeited, which will be added back to the Plan pool. As of April 1, 2022, the current number of shares underlying outstanding awards was 4,220,014.
Based on our current run rate of equity award grants, we expect to return for stockholder approval of an increase to the pool of shares available for issuance at our 2023 Annual Meeting. Thereafter, we expect that we will periodically return for stockholder approval to increase the pool of shares available for issuance under the Plan.
This year, we are seeking approval of the terms and duration of the Plan, without an accompanying increase in shares available for issuance. We believe that this bifurcated approach is prudent at this time. The future equity award needs of the Company are subject to various factors, including the success of our product development programs.
Approval of the new Plan is important for the Company, so that we can continue to hire, motivate, and retain staff in a competitive market. If the new Plan is not approved, the Company will have limited alternatives for long-term incentive compensation and will likely have to divert cash which could otherwise be used for important business initiatives towards employee retention and incentives.
Burn Rate & Overhang
Historical Burn Rate.   Our historical burn rate is equal to the number of shares of Common Stock subject to equity awards granted during a period, in proportion to our weighted average outstanding shares of Common Stock. Our burn rate in 2021 was 7.25%, and our average annual burn rate for 2019, 2020, and 2021 was 4.88%.
Overhang.   Our overhang is the number of outstanding shares of Common Stock that are subject to outstanding awards (i.e., unvested restricted stock awards) plus the number of shares of Common Stock available for future grants of equity awards in proportion to our number of shares of Common Stock outstanding at year end excluding unvested restricted shares. As of December 31, 2021, our overhang was 22.92%.

Plan Features
The Plan does not contain an “evergreen” share replenishment clause, meaning that our stockholders will have a say in the number of shares available for equity compensation moving forward and will be able to assess the appropriate levels of potential dilution from such compensation.
The Plan prohibits the “repricing” of stock options, in line with our statement last year in our Offer to Exchange (filed with our Schedule TO in connection with the underwater stock option exchange approved by stockholders at our 2021 Annual Meeting), that the Offer to Exchange was a one-time offer.
The Plan (unchanged from the 2012 Plan) also forbids shares withheld from awards as part of cashless net settlement, either accounting for taxes or for payment of the exercise price of stock options, from being recycled into the Plan pool.
The Plan does not require automatic “single trigger” vesting upon a change in control transaction.
Summary of Material Terms of the Plan
This proposal describes briefly the material features of the Plan, particularly material differences from the 2012 Plan. This description is qualified by reference to the full text of the Plan, which provides additional detail and controls in the event of any inconsistency. The Plan is being filed as an appendix to this proxy statement. The provisions of the Plan are substantially similar to the provisions of the 2012 Plan.
Purpose
The Plan is intended to encourage ownership of shares of Common Stock by employees, directors, and certain consultants of the Company and its affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an affiliate and to provide additional incentive for them to promote the success of the Company or of an affiliate.
Plan Participants
The Plan allows as participants our directors, employees, and consultants (including, in each case, those working for our affiliates). We currently have eleven directors on our Board. As of December 31, 2021, we had 437 employees (including those working for affiliates). Although consultants are defined broadly under the Plan, we don’t often grant awards to consultants. As of March 31, 2022, the number of consultants with outstanding awards under the 2012 Plan was fewer than ten people (excluding former employees who became consultants and kept their existing awards), and we currently expect that number to hold steady when also including the new Plan. Recipients of awards under the Plan will be selected from among eligible participants by the Plan administrator (discussed below).
Administrator; Awards Available Under the Plan
The administrator of the Plan, responsible for granting awards, will continue to be our Compensation Committee, acting on behalf of the Board (which may also act as administrator under the terms of the Plan). The Compensation Committee may further delegate plan administration, for example to our Chief Executive Officer, except that only the Board or the Compensation Committee may grant awards to directors or officers of the Company subject to the provisions of Section 16 of the Exchange Act. The Plan, like the 2012 Plan, will provide for grants of:
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Stock options, including incentive stock options (“ISOs”), and options that do not qualify as ISOs (“Non-Qualified Options” or “NSOs”),

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Stock grants, including unrestricted shares, restricted shares (“RSAs”), and performance restricted shares (“PSAs”), and

•
Stock-based awards, including restricted stock unit awards (“RSUs”), and performance restricted stock unit awards (“PSUs”).

As discussed below, both ISOs and Non-Qualified Options are stock options (contractual rights to purchase shares at a set exercise price, which may not be less than fair market value on the date of issuance of the option), distinguished from each other by their tax treatment. Payment of the exercise price for the shares as to which an option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the administrator, through delivery of shares held for at least six months having a fair market value equal as of the date of the exercise to the aggregate cash exercise price for the number of shares as to which the option is being exercised, or (c) at the discretion of the administrator, by having the Company retain from the shares otherwise issuable upon exercise of the option, a number of shares having a fair market value equal as of the date of exercise to the aggregate exercise price for the number of shares as to which the option is being exercised, or (d) at the discretion of the administrator, in accordance with a cashless exercise program established with a securities brokerage firm, or (e) at the discretion of the administrator, by any combination of the foregoing or by payment of such other lawful consideration as the administrator may determine.
Stock grants are grants of actual Common Stock, potentially subject to vesting or other conditions. Stock-based awards are grants of equity awards or equity-based awards that are generally contractual rights to receive shares of Common Stock in the future, typically subject to satisfaction of vesting conditions. Performance-based awards include performance-based vesting conditions typically combined with time-based vesting conditions.
All of these awards are further governed by the terms of grant notices and award agreements, with terms and conditions determined by the Plan administrator, consistent with the Plan. Specific grant notices and award agreements will set forth the conditions of the applicable awards, such as exercise price, expiration date, and vesting conditions.
The securities underlying Plan awards are shares of our Common Stock, par value $0.001 per share. We periodically register the shares of Common Stock issuable pursuant to equity awards with the SEC on Form S-8. As of March 31, 2022, the closing price of our Common Stock on the Nasdaq Global Select Market was $16.27.
Under the 2012 Plan, we have granted both ISOs and Non-Qualified Options, and both stock-based awards (RSUs and PSUs) and stock grants (RSAs and PSAs). We retain the ability to grant any of these awards under the Plan. However, in recent years, we have generally granted Non-Qualified Options rather than ISOs, and stock-based awards rather than stock grants. For the immediate future, we expect this recent practice to continue. No more than the Remaining Shares may be issued under the Plan pursuant to the exercise of ISOs.
Amendments
The Plan may be amended by the Plan administrator. Any amendment approved by the administrator that the administrator determines requires stockholder approval shall be subject to obtaining such stockholder approval. Any modification or amendment of the Plan may not, without the consent of a participant, adversely affect his or her rights under a previously granted award.
Other Provisions
The Plan contains customary terms and conditions, including regarding exercise of stock options, assignability and transferability of stock rights, the effect on awards of various types of termination of employment, adjustments for stock splits, and adjustments for certain corporate transactions such as mergers or acquisitions.
New Plan Benefits
The benefits or amounts under the Plan that will be received by, or allocated to, our Chief Executive Officer, our named executive officers, our executive officers as a group, our directors, and all employees who are not executive officers are in the discretion of the Plan administrator and are not determinable at this time.

Certain Federal Income Tax Consequences in Respect of the Plan
The following is a summary of certain United States federal income tax consequences with respect to awards under the Plan. Participants should consult with their own tax advisors and should not rely upon this summary.
Non-Qualified Options.   A participant in the Plan generally will not be taxed upon the grant of an NSO. Rather, at the time of exercise of such NSO, the participant will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company, as the recipient of the services rendered by the participant, will generally be entitled to a tax deduction at the same time and in the same amount that the participant recognizes ordinary income. If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the sales price and the fair market value of such shares on the date that ordinary income was recognized on the exercise of the NSO will generally be taxable as long-term or short-term capital gain or loss depending upon the length of time the shares have been held.
Incentive Stock Options.   A participant in the Plan will not be in receipt of taxable income upon the grant or timely exercise of an ISO. Exercise of an ISO will generally be timely if made during its term and if the participant remains an employee of us or a parent, subsidiary, or related entity of ours at all times during the period beginning on the date of grant and ending on the date three months before the date of exercise. The tax consequences of an untimely exercise of an ISO will generally be determined in accordance with the rules applicable to NSOs. If shares acquired pursuant to the timely exercise of an ISO are later disposed of, the participant will, except as noted below, recognize long-term capital gain or loss equal to the difference between the amount realized upon such sale and the exercise price. The Company, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such shares by the participant. If, however, shares acquired pursuant to the exercise of an ISO are disposed of by the participant prior to the expiration of two years from the date of the ISO’s grant or within one year from the date such shares are transferred to him or her upon exercise, referred to as a disqualifying disposition, any gain realized by the participant generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the shares on the date the ISO is exercised or the amount realized on such disqualifying disposition, and (ii) as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the shares on the date which governs the determination of his or her ordinary income. In such case, the Company may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the participant as ordinary income. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the exercise price will be an item of adjustment for purposes of the “alternative minimum tax” imposed under the Internal Revenue Code.
RSAs and PSAs.   A participant in the Plan generally will not be taxed upon the grant of an RSA or PSA, but rather will recognize ordinary income in an amount equal to the fair market value of the Common Stock at the time the shares are no longer subject to a substantial risk of forfeiture. The Company, as the recipient of the services rendered by the participant, will be entitled to a deduction at the same time as, and in the same amount that, the participant recognizes ordinary income. A participant may however elect (not later than 30 days after acquiring such shares) to recognize ordinary income at the time the RSA or PSA is granted in an amount equal to the fair market value of the shares at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse. The Company, as the recipient of the services rendered by the participant, will be entitled to a tax deduction at the same time as and to the extent that income is recognized by such participant. If shares in respect of which such election was made are later forfeited, no tax deduction is allowable to the participant for the forfeited shares, and we will be deemed to recognize ordinary income equal to the amount of the deduction allowed to us at the time of the election in respect of such forfeited shares.
Other Awards.   With respect to RSUs and PSUs, unrestricted shares, and other awards, the Company will generally be entitled to a deduction for U.S. income tax purposes in the amount and at the time that the participant is deemed to be in receipt of ordinary income.

Other Disclosures
Please refer below to “Executive Compensation—Equity Compensation Plan Information” for disclosures furnished pursuant to Item 201(d) of Regulation S-K.
Vote Required for Approval
The approval of the new Plan requires the affirmative vote of a majority of the shares cast affirmatively or negatively in person or by proxy at the Annual Meeting.
THE BOARD RECOMMENDS A VOTE “FOR”
THE APPROVAL OF OUR AMENDED AND RESTATED EQUITY INCENTIVE PLAN.

PROPOSAL 3:
NON-BINDING, ADVISORY VOTE ON THE COMPENSATION OF
THE COMPANY’S NAMED EXECUTIVE OFFICERS
We have adopted a performance-based compensation philosophy that is intended to attract, retain, reward, and incentivize our executive officers to achieve our near-term corporate goals, as well as our long-term strategic objectives. In particular, our philosophy is designed to achieve the following objectives:
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reward the achievement of measurable corporate objectives and align executive officers’ incentives with increasing stockholder value;

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attract, retain, and motivate highly talented individuals with the skills and demonstrated abilities necessary to deliver superior execution of our short- and long-term strategic plans and drive our continued success;

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provide executive compensation that is competitive with that paid by our peers in the competitive and dynamic biopharmaceutical industry;

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appropriately balance cash compensation designed to encourage the achievement of critical annual goals with equity incentives designed to inspire the achievement of long-term objectives and align the interests of our executive officers more closely with those of our stockholders; and

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align the compensation principles for our executive officers with those for all employees to help create a company-wide performance culture.

We urge our stockholders to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes our executive compensation philosophy and how we implemented it through our 2021 compensation program for our principal executive officer, principal financial officer, and other “named executive officers” identified therein.
Pursuant to Section 14A of the Exchange Act, our stockholders are provided an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This non-binding, advisory vote is commonly referred to as a “say-on-pay” vote.
At our 2021 Annual Meeting, we asked our stockholders to indicate if we should hold a “say-on-pay” vote every one, two, or three years. Our stockholders indicated a strong preference for voting annually, and, taking this into consideration, our Board determined to hold such a vote annually.
Accordingly, we are submitting the following resolution for stockholder approval at the Annual Meeting:
“RESOLVED, that the stockholders of Intercept Pharmaceuticals, Inc. approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the 2022 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis and the compensation tables and other narrative compensation disclosures.”
This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, programs, and practices described in this proxy statement. As this is a non-binding, advisory vote, the result will not be binding on the Company, our Board, or our Compensation Committee, although our Compensation Committee will consider the outcome of the vote when evaluating the Company’s compensation philosophy, programs, and practices.
Vote Required for Approval
The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the shares cast affirmatively or negatively in person or by proxy at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR”
THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS,
OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 4:
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is responsible for the appointment, retention, compensation, evaluation, and oversight of the Company’s independent registered public accounting firm. The Audit Committee has appointed KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.
KPMG LLP has audited the Company’s financial statements since 2008. Representatives of KPMG LLP will be present virtually at the Annual Meeting, with the opportunity to make a statement should they choose to do so, and are expected to be available to respond to questions submitted electronically, as appropriate.
While stockholder ratification is not required by the Company’s Restated Bylaws or otherwise, the Board is submitting the appointment of KPMG LLP to the stockholders for ratification as a matter of good corporate governance practices. If the Company’s stockholders fail to ratify the appointment, the Audit Committee may, but is not required to, reconsider whether to retain KPMG LLP. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.
Vote Required for Approval
Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022, requires the affirmative vote of a majority of the shares cast affirmatively or negatively in person or by proxy at the Annual Meeting.
THE BOARD RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

BOARD OF DIRECTORS AND GOVERNANCE
Composition of the Board
The Board currently consists of eleven directors. Our directors are elected annually to serve one-year terms. Each of our directors is standing for election at the Annual Meeting.
We strive to maintain Board composition in a way that includes a significant voice for a wide cross-section of the population, since the patients who use our approved product, our employees, and our other stakeholders benefit when our Board has a broader and more representative composition.
Role and Meetings of the Board
The Board meets regularly to review significant developments affecting the Company and to act on matters requiring the approval of the Board. The Board held 7 meetings during the year ended December 31, 2021. During that year, each of our incumbent directors attended at least 75%, in the aggregate, of (i) the meetings of the Board held during the period that such director served, and (ii) the meetings held by the committees of the Board on which such director served during the period that such director served.
Corporate Governance
We maintain a corporate governance page on our website that includes key information about our Global Code of Business Conduct, Corporate Governance Guidelines, and charters for each of our Board’s Audit Committee, Compensation Committee, Nominating and Governance Committee, and Research and Development Committee. The corporate governance page can be found on our website at www.interceptpharma.com in the Investors & Media section under “Corporate Governance”.
Board Leadership Structure
Mr. Fundarò has served as our Chairman since October 2015. Mr. Durso has served as our President and Chief Executive Officer, and as a director, since January 2021. In February 2018, we appointed Mr. Santini to serve as the Board’s Lead Independent Director.
We believe that separating the roles of Chairman and Chief Executive Officer recognizes the time, effort, and energy that our Chief Executive Officer is required to devote to his position, and allows him to focus on our day-to-day business, while allowing our Chairman to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. Such separation is also helpful in dealing with leadership transitions, such as occurred when Mr. Durso became President and Chief Executive Officer, during which transition Mr. Fundarò continued as Chairman.
The Board also recognizes the commitment required to serve as our Chairman, particularly as the Board’s oversight responsibilities continue to grow. As a result, we believe that the appointment of Mr. Santini as our Lead Independent Director contributes to the overall effectiveness of the Board. We also believe that Mr. Santini’s appointment enhances the governance structure of the Board by reinforcing the independence of the Board in its oversight of the business and affairs of the Company. However, no single leadership model is right for all companies and at all times, and the Board may review its leadership structure in the future.
The Board has delegated certain responsibilities to committees of the Board. The Board has created four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and a Research and Development Committee. In addition, special ad hoc Board committees may be created from time to time to oversee special projects, financings, and other matters.
The chairperson of each standing committee reports to the full Board on the activities and findings of his or her respective committee. The Board believes that this delegation of responsibilities facilitates efficient decision-making and communication among the directors and management.
Board Oversight of Risk
The Board has responsibility for the oversight of risk management, while the Company’s management has the day-to-day responsibility for the identification and control of risk at the Company. The Board,

either as a whole or through its committees, regularly discusses with management the Company’s major risk exposures, their potential impact on the Company, and the appropriate steps that should be taken in order to monitor and control such exposures. The committees assist the Board in fulfilling its risk oversight responsibilities within their respective areas of responsibility. For example, pursuant to its written charter, the Audit Committee oversees the Company’s processes and procedures with respect to financial and enterprise risk, including overseeing the Company’s enterprise risk management program. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and practices. The Nominating and Governance Committee focuses on the management of risks associated with the composition, organization, and governance of the Board and its committees, as well as the corporate governance structure of the Company. The Research and Development Committee reviews risks associated with the Company’s research and development programs. Each committee of the Board meets and reports its findings to the Board on a regular basis.
Independence
The Board currently consists of eleven directors. The Board uses the standards of independence established by the SEC and Nasdaq in determining whether its members are independent. The Board has affirmatively determined that each of the Company’s current directors, other than Mr. Durso and Dr. Pruzanski, is independent under the director independence criteria established by Nasdaq.
Mr. Durso is not an independent director by virtue of his employment with the Company.
Dr. Pruzanski also is not an independent director, by virtue of his previous employment and consulting agreements with the Company.
The Board has determined that each member of the Audit Committee, Compensation Committee, and Nominating and Governance Committee meets any specific “independent director”, “outside director”, or similar criteria established by Nasdaq, the SEC, or the IRS required for service on such committees.
Executive Sessions and Meetings of Independent Directors
The Board generally holds executive sessions of the independent directors following each regularly scheduled meeting of the Board. Executive sessions generally do not include any employee directors, or other members of management of the Company.
Board Attendance at Annual Meetings of Stockholders
In accordance with our Corporate Governance Guidelines, members of the Board are strongly encouraged to attend the Company’s Annual Meetings of Stockholders. Nine of the eleven directors comprising the Board at the time were in attendance at the Company’s 2021 Annual Meeting of Stockholders held on May 27, 2021.
Communication with the Board
The Board has adopted a process by which stockholders may communicate with the Board. Stockholders who wish to communicate with the Board may do so by sending written communications to the following address:
Intercept Pharmaceuticals, Inc.
c/o Corporate Secretary
305 Madison Avenue
Morristown, NJ 07960
Any such communication must state the number of shares owned by the stockholder making the communication. In any such communication, an interested person may also designate a particular director, or a committee of the Board, such as the Audit Committee, to which such communication should be directed. Our legal department will forward all correspondence to the Board or to the particularly designated audience, except for spam, junk mail, mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate or frivolous material. Our legal department may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.
Global Code of Business Conduct
We have adopted a Global Code of Business Conduct as our “code of ethics”, as defined by regulations promulgated under the Securities Act and the Exchange Act, which applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Global Code of Business Conduct is available on our website at www.interceptpharma.com in the Investors & Media section under “Corporate Governance”. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any future amendment to, or waiver from, a provision of our Global Code of Business Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website at www.interceptpharma.com in the Investors & Media section under “Corporate Governance”.
Environmental, Social, and Corporate Governance (“ESG”) Practices
It is a priority of our Board and of our Company to seek to further improve the Company through sound and sustainable business practices that benefit Company stockholders, Company stakeholders generally, and society at large. Key initiatives are described below.
Corporate Governance Guidelines
As part of the Board’s commitment to building long-term stockholder value with an emphasis on corporate governance, the Board has adopted a set of Corporate Governance Guidelines to assist it in exercising its responsibilities. The guidelines cover, among other topics, Board composition, structure, and functioning; Board membership criteria; the submission of Board nominee recommendations by stockholders; Board self-evaluations; Board access to management and advisors; leadership development; and succession planning. The guidelines are available on our website at www.interceptpharma.com in the Investors & Media section under “Corporate Governance”.
Board Diversity
Our Corporate Governance Guidelines specify that the Nominating and Governance Committee shall consider the diversity of the Board and its committees when identifying and considering board nominees, and Board committee assignments, and shall strive to achieve an appropriate balance of diverse backgrounds, perspectives, experiences, ages, genders, and ethnicities on the Board and its committees. In addition, to reflect its commitment to diversity, in February 2021 our Board approved amendments to the guidelines to require that, in connection with the use of a third-party search firm to identify potential director candidates, the Nominating and Governance Committee will instruct the firm to include on its initial list of candidates qualified individuals who reflect diverse backgrounds, including diversity of gender and race or ethnicity.
We continue to strive to incrementally diversify our Board so that we can further benefit from a variety of backgrounds and perspectives. In April 2021, Ms. Dagmar Rosa-Bjorkeson joined our Board. She has extensive experience in pharmaceutical strategy and operations, and her appointment further increases the gender diversity of the Board. Ms. Rosa-Bjorkeson, who is Hispanic, also enhances the Board’s ethnic diversity.
The composition of the Board reflects diversity of gender, race, and ethnicity. Specifically, the Board has two women, Ms. Rosa-Bjorkeson and Ms. Nancy Miller-Rich, and two ethnically diverse directors, Ms. Rosa-Bjorkeson (Hispanic) and Dr. Akkaraju (Asian). The Board also has a diverse range of international perspectives, with five directors having been raised or educated outside of the United States or having lived or worked overseas for extended periods of time.

We believe that the three directors mentioned above are “diverse” under Nasdaq rules, and that we satisfy the diversity requirements under the Nasdaq rules for companies trading on the Nasdaq Global Select Market (at least one woman and at least one minority). Our board diversity matrix for the current year is below. In future years, we expect to also disclose the immediately prior year’s matrix.
Board Diversity Matrix (As of April 1, 2022)
Total Number of Directors	11
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	8	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	1	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	6	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	2
Executive Officer Diversity
In addition to our Board, we believe that diversity is important among our officers and executive officers, providing valuable variations in backgrounds, experiences, and perspectives. Currently, three of our nine executive officers are female (Dr. Berrey, Dr. Cawkwell, and Ms. Richardson).
ESG Policies
We have published on our website (see www.interceptpharma.com in the Investors & Media section under “Corporate Governance”) a Human Rights Policy, a Labor Policy, and an Environmental Policy. The Human Rights Policy relates to our commitment to supporting fundamental human rights, and includes standards of conduct including relating to diversity and inclusion, equal opportunity, and non-discrimination. The Labor Policy relates to labor standards of conduct including working conditions, harassment, and workplace safety. The Environmental Policy relates to environmentalism and sustainability, and includes topics including energy efficiency, water management, and waste management.
Diversity, Equity, and Inclusion (“DEI”) Initiatives
With respect to our employee population, we believe that diversity is extremely important, and we are encouraging our hiring managers and other employees to keep a broad perspective in making hiring decisions, thinking about how candidates can contribute to the organization, and not hiring people similar to themselves based on unconscious bias. We increased our emphasis on DEI, starting in 2020. Our directors are interested in our progress with DEI, and the Board and senior management will continue to monitor diversity issues as they affect both Board and workforce composition. To further the goal of recruiting and supporting a diverse and inclusive workforce, we have initiated the following projects:
Inclusive recruitment and DEI training.   In order to be inclusive in the recruiting process, and to help obtain diverse and inclusive slates of job candidates, we have recalibrated language in job descriptions, implemented the designation of pronouns in our applicant tracking systems, and updated our review system, and we also discuss our DEI programming and efforts as part of the interview process.

Employee resource groups (“ERGs”).   Intercept now has multiple ERGs for interested employees, including the Women’s Initiative Now ERG, the Intercept InterPride Alliance (for LGBTQ+ individuals), and Blended, a Black, Indigenous and people of color ERG. ERGs support us and our employees in developing a diverse and inclusive workplace, and help us to gain insight regarding potential enhancements to our workplace. Intercept’s ERGs have the mission of providing a safe space for those whom each ERG represents. ERGs work to provide advocacy, empathy, allyship, and education through discussions or other programming. Our ERGs then become a space for communicating and sharing insights, with the goal of shaping, improving, and enhancing our workplace and corporate culture and how we innovate and think about our work that benefits our patients.
Building relationships with corporate affiliations and networks.   In addition to our ERGs, we also work with outside affiliate groups and community leaders to educate and support our workforce regarding diversity issues. For example, our relationships with Out & Equal, and with the Healthcare Business Association, support us in growing our ERGs and gaining specific knowledge about workplace advocacy for LGBTQ+ and female professionals. Out & Equal also partners with us on best practices for our overall DEI program.
Human Capital and Corporate Culture
We consider the intellectual capital of our employees to be an essential driver of our business and key to our future prospects. Accordingly, we monitor our compensation programs closely and provide what we consider to be a competitive mix of compensation and insurance benefits for all our employees, as well as participation in our equity programs.
Furthermore, we seek to benefit, improve, and educate our workforce and our community in a variety of ways.
One such way is community volunteering. In order to give back to the communities in which our employees live and work, we encourage our employees to dedicate time and effort to help community organizations, including both medically focused charitable and educational efforts, and charitable community efforts of general applicability. The Company dedicates resources to community-building initiatives as well, and partners with organizations in the liver community to support patients impacted by progressive non-viral liver diseases.
Environmental Initiatives
We believe that the following Company initiatives represent good corporate environmental practices:
Water, Waste, Reuse, and Recycling.   We seek to manage our water use through methods like low-flow fixtures. We seek to reduce our waste by moving signature procedures to an e-signature platform, by using recycled paper, by using reusable or compostable dishes in our kitchens, and by installed centralized waste management bins to separate compostables and recyclables from other trash.
Manufacturing and Procurement.   We contract with contract development and manufacturing organizations (“CDMOs”) as part of our manufacturing process and some of our CDMOs commit to certain levels of compliance in regard to their environmental practices. We believe that through our supply chain management and agreements, we can help promote environmental standards and stewardship. Likewise, our procurement policy encourages sourcing of sustainable goods and services, and selection of diverse suppliers. We are developing ESG criteria for the screening, onboarding, and monitoring of suppliers.
Additional Corporate Policies
Anti-Hedging and Anti-Pledging Policy
The Company restricts its directors, officers, and employees from (i) engaging in any transactions involving options, straddles, collars, or other similar risk reduction or hedging devices, (ii) using the Company’s securities to secure a margin or other loan, (iii) effecting “short sales” of the Company’s securities, and (iv) trading in the Company’s securities on a short-term basis.
Policies and Procedures Dealing with the Review and Approval of Related Person Transactions
Pursuant to its written charter, the Audit Committee is responsible for reviewing and approving, prior to the Company’s entry into such transactions, all transactions in which the Company is or will be a participant that would be required to be disclosed by the Company pursuant to Item 404 of Regulation S-K as a result of any executive officer, director, director nominee, beneficial owner of more than 5% of the Company’s securities, or immediate family member of any of the foregoing persons, or any other person whom the Board determines may be considered to be a related person under Item 404 of Regulation S-K, having or being expected to have a direct or indirect material interest therein. For the above purposes, “immediate family member” means any child, stepchild, parent, step-parent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household with the executive officer, director, director nominee, or greater than 5% beneficial owner.
In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct management to obtain on its behalf, all information that the Audit Committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the Audit Committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the Audit Committee.
The Audit Committee shall approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders, taking into account all available facts and circumstances as the Audit Committee determines in good faith to be necessary in accordance with principles of Delaware law generally applicable to directors of a Delaware corporation. These facts and circumstances will typically include, but not be limited to, the commercial reasonableness of the terms, the benefit and perceived benefit, or lack thereof, to the Company, opportunity costs of alternate transactions, the materiality and character of the related person’s direct or indirect interest, and the actual or apparent conflict of interest of the related person. No member of the Audit Committee shall participate in any review, consideration, or approval of any related person transaction with respect to which such member or any of his or her immediate family members has an interest.
No related person transaction shall be entered into or continued prior to the completion of the foregoing procedures. In the event management becomes aware of a related person transaction that has not been previously approved, it shall be submitted to the Audit Committee promptly, and the Audit Committee shall review such related person transaction in accordance with the foregoing procedures, taking into account all of the relevant facts and circumstances available to the Audit Committee. Based on the conclusions reached, the Audit Committee shall evaluate all options, including, without limitation, approval, ratification, amendment, or termination of the related person transaction.
Committees of the Board
The composition of our Board and our standing committees is as follows (with “C” indicating chairperson and “M” indicating member):
Name	Board	Audit	Compensation	Nominating and Governance	Research and Development
Paolo Fundarò	C	–	–	–	–
Jerome Durso	M	–	–	–	–
Srinivas Akkaraju, M.D., Ph.D.	M	–	–	–	M
Luca Benatti, Ph.D.	M	–	–	C	M
Daniel Bradbury	M	M	–	M	–
Keith Gottesdiener, M.D.	M	–	–	–	C
Nancy Miller-Rich	M	–	M	M	–
Mark Pruzanski, M.D.	M	–	–	–	M
Dagmar Rosa-Bjorkeson	M	–	M	–	–
Gino Santini	M	M	C	–	–
Glenn Sblendorio	M	C	–	–	–

Audit Committee
The Board has established an Audit Committee currently consisting of Mr. Bradbury, Mr. Santini, and Mr. Sblendorio (chairperson). Mr. Sblendorio, whom the Board has determined is an “audit committee financial expert” (as that term is defined in Item 407(d)(5) of Regulation S-K), and who also satisfies the equivalent Nasdaq listing rules for financial sophistication, serves as the chairperson of the Audit Committee. Each member of the Audit Committee is independent under Rule 10A-3 of the Exchange Act and the applicable rules of Nasdaq, and also satisfies the financial literacy requirement of Nasdaq.
The Audit Committee’s primary purpose is to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to the Company’s accounting and financial reporting practices, systems of internal control over financial reporting and audit process, as well as the quality and integrity of the Company’s financial reports, the qualifications, independence and performance of the Company’s independent registered public accounting firm, the performance of the Company’s internal audit function and the Company’s processes for monitoring compliance with legal and regulatory requirements and the Company’s Global Code of Business Conduct. The Audit Committee’s report is set forth under “Audit Committee Report”.
The Audit Committee operates under a written charter adopted by the Board, a current copy of which is available on our website at www.interceptpharma.com in the Investors & Media section under “Corporate Governance”. The Audit Committee met 5 times during the year ended December 31, 2021.
Compensation Committee
The Board has established a Compensation Committee currently consisting of Ms. Miller-Rich, Ms. Rosa-Bjorkeson, and Mr. Santini (chairperson), all of whom are independent under applicable Nasdaq rules, “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”) (which is only relevant to the extent deemed necessary to qualify for transition relief under Section 162(m)). Mr. Santini serves as the chairperson of the Compensation Committee.
The Compensation Committee’s primary purpose is to act on behalf of the Board in fulfilling the Board’s responsibilities to oversee the Company’s compensation programs, policies and practices, to review and determine the compensation to be paid to the Company’s executive officers, to review, discuss with management, and approve the Company’s “Compensation Discussion and Analysis” disclosures, and to review and approve the committee’s report included in the Company’s annual proxy statement in accordance with applicable rules and regulations of the SEC in effect from time to time. The Compensation Committee’s report is set forth under “Executive Compensation—Compensation Committee Report”. For a discussion of the role of management and the use of compensation consultants in determining executive compensation, see “Executive Compensation—Compensation Discussion and Analysis”.
The Compensation Committee operates under a written charter adopted by the Board, a current copy of which is available on our website at www.interceptpharma.com in the Investors & Media section under “Corporate Governance”. Under its charter, the Compensation Committee may form and delegate its authority to subcommittees of the committee when it deems it appropriate and in the best interests of the Company. The Compensation Committee met 10 times during the year ended December 31, 2021.
Compensation Committee Interlocks and Insider Participation
In 2021, individuals who served as members of the Compensation Committee were Ms. Miller-Rich, Ms. Rosa-Bjorkeson, Mr. Santini, and former director Mr. Daniel Welch. Except as described immediately below, none of these individuals is or has formerly been an officer or employee of the Company, nor were there any transactions since the beginning of 2021, nor are there any currently proposed transactions, in which any of these individuals had or will have an interest, other than the limitations on liability and indemnification discussed below, under “Related Person Transactions—Limitation on Liability and Indemnification Matters”.
As of June 1, 2021, Mr. Welch entered into a Consulting Agreement with the Company, providing advisory support including coaching and advice to our President and Chief Executive Officer and Executive Leadership Team, and reporting to the Chairman of the Board. The agreement is scheduled to expire on

June 1, 2022, unless extended by mutual agreement. Mr. Welch is paid an annual fee of $75,000, and also received 8,000 stock options and 4,700 restricted stock units (“RSUs”). The stock options vest on June 1, 2022, and vested options shall be exercisable until June 1, 2023 (or a later date, up to 10 years from award, if the agreement is extended). The RSUs vest on June 1, 2022. The exercise price of the stock options was $17.16, our closing stock price on the grant date of June 1, 2021. We have allocated costs of $55,628 and $80,652 for the stock options and RSUs respectively, based on their grant date fair values.
In 2021, none of our executive officers:
(i)
served on the compensation committee of another entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company, or

(ii)
served on the board of directors of another entity that had one or more of its executive officers serving on the Compensation Committee of the Company.

Nominating and Governance Committee
The Board has established a Nominating and Governance Committee currently consisting of Dr. Benatti (chairperson), Mr. Bradbury, and Ms. Miller-Rich, all of whom are independent under applicable Nasdaq rules. Dr. Benatti serves as the chairperson of the Nominating and Governance Committee.
The Nominating and Governance Committee’s primary purpose is to:
(i)
evaluate and make recommendations to the Board with respect to the current size, composition, organization, and governance of the Board and its committees;

(ii)
identify, review, and evaluate candidates qualified to serve as directors and on committees of the Board and make recommendations concerning the leadership structure of the Board;

(iii)
recommend to the Board nominees for election to the Board at the Company’s Annual Meetings of Stockholders and appointment to the Board to fill interim vacancies, if any;

(iv)
administer the annual performance evaluation process for the Board and its committees;

(v)
oversee the executive officer succession planning process; and

(vi)
oversee and make recommendations to the Board with respect to corporate governance matters.

When the Board determines to seek a new member, whether to fill a vacancy or otherwise, the Nominating and Governance Committee may utilize third-party search firms and will consider recommendations from directors, management, and others, including the Company’s stockholders, as well as take into account the diversity provisions in our Corporate Governance Guidelines. (See “Corporate Governance and Diversity” above.) Our Corporate Governance Guidelines include a policy regarding the qualifications of directors, which sets forth threshold requirements for individuals nominated to serve as directors of the Company. In general, the Nominating and Governance Committee looks for new members possessing relevant expertise to offer advice and guidance to management, having demonstrated excellence in his or her field, having the ability to exercise sound business judgment, having the commitment to promote and enhance the long-term value of the Company for its stockholders, and possessing the highest personal and professional standards of integrity and ethical values.
The Nominating and Governance Committee operates under a written charter adopted by the Board. A current copy of such charter, as well as our Corporate Governance Guidelines, which include our policies regarding the qualifications of directors, the consideration of candidates recommended by stockholders for nomination for election to the Board, and the procedures for stockholders to follow in submitting such recommendations, are available on our website at www.interceptpharma.com in the Investors & Media section under “Corporate Governance”. The Nominating and Governance Committee met 2 times during the year ended December 31, 2021.
Overboarding
The Nominating and Governance Committee believes that all members of the Board must have sufficient time and devote sufficient attention to board duties and to otherwise fulfill the responsibilities required of directors. In identifying and considering nominees for director and directors for service on Board committees, the Nominating and Governance Committee considers whether such nominees and directors have sufficient time and attention to devote to board duties, including whether, among other things, such nominees and directors may be “overboarded”, which refers to the situation where a director serves on an excessive number of boards.
Our Corporate Governance Guidelines provide that in advance of accepting an invitation to serve on the board of another company, directors should advise the CEO and Secretary of the Company, who shall then notify the Chairperson of the Board and the Chairperson of the Nominating and Governance Committee.
Our Corporate Governance Guidelines further provide that, unless approved by the Board:
(i)
no director may serve on more than a total of five boards of directors of U.S. public companies (including service on our Board), and

(ii)
a director who serves as a CEO of a U.S. public company shall not serve on the boards of directors of more than three U.S. public companies (including service on our Board).

Accordingly, prior to recommending a candidate as a nominee for director or a director for service on a Board committee, the Nominating and Governance Committee reviews the number of public company boards that the candidate or director serves on, and whether the individual is a CEO of a public company, and considers whether such outside commitments may limit his or her ability to devote sufficient time and attention to the affairs of the Company.
All nominees are in compliance with our Corporate Governance Guidelines, and their extensive experience in the pharmaceutical industry and in managerial and financial leadership roles has led to their nomination to the Board.
Mr. Bradbury is currently a director of Castle Biosciences, Inc., and is the Executive Chairman of Equillium, Inc., a biopharmaceutical company that he co-founded. He was previously Chairman and CEO of Equillium, Inc. In recommending Mr. Bradbury to serve on the Board, the Nominating and Governance Committee considered, among other things, that in January 2020 Mr. Bradbury transitioned from Chairman and CEO of Equillium, Inc., to the more limited role of Executive Chairman, which does not present a time commitment obstacle to his work on our Board. The committee also considered Mr. Bradbury to be an asset to our Board, on account of his significant public company experience in the pharmaceuticals industry.
Mr. Sblendorio is currently President and CEO, and a director, of IVERIC bio, Inc., and a director of Amicus Therapeutics, Inc. In recommending Mr. Sblendorio to serve on the Board, the Nominating and Governance Committee considered his more than 30 years of industry experience, including as a CEO, President, director, COO, CFO, and SVP of Business Development at multiple pharmaceutical companies.
At our 2021 Annual Meeting, Mr. Sblendorio received 65% votes in favor of election, and 35% votes withheld. We understand that although Mr. Sblendorio complies with our overboarding policy, certain stockholders and proxy advisory firms have a strict “withhold” policy when a director is on more than four boards, or more than two boards and is a public company CEO (compared with our policy of five or three respectively). Accordingly, some stockholders voted “withhold” on Mr. Sblendorio last year as a policy matter.
The Nominating and Governance Committee and the Board have considered Mr. Sblendorio’s situation, and while they understand that some stockholders may not be able to support Mr. Sblendorio as a policy matter, they strongly recommend his re-election to the Board. In the time since he joined our Board in 2014, Mr. Sblendorio has become familiar with the Company and its business, and has been committed to his work for the Company. In particular, his Company knowledge, work ethic, and corporate finance expertise have been valuable for the Company in his work as chairperson and financial expert for our Audit Committee, to which he brings public company biopharmaceutical CEO, CFO, and COO experience.
In addition, Mr. Sblendorio’s other public company positions give him useful perspective to share with the Company. IVERIC bio, Inc., is a biopharmaceutical company focused on discovering and developing transformative therapies for retinal diseases with significant unmet medical needs. Amicus is a biotechnology company focused on discovering, developing, and delivering high-quality medicines for people living with rare metabolic diseases. Both of these business models have many parallels to our business of developing novel treatments for liver disease. In conclusion, Mr. Sblendorio has exactly the perspective that we should have on our Board as we navigate the development and commercialization of novel pharmaceutical products.
Candidate Review
Candidates for the Board are reviewed in the context of the foregoing standards and considerations, as well as the expected contributions of each candidate to the collective functioning of the Board, based upon the totality of his or her credentials, experience, and expertise, the composition of the Board at the time, and other relevant circumstances, including the operating requirements of the Company and the long-term interests of stockholders. With respect to the nomination of continuing directors for re-election, the individual’s past performance as a director is also considered. The Nominating and Governance Committee periodically reviews the composition of the Board, including whether the directors, both individually and collectively, can and do provide the experience, qualifications, attributes, and skills appropriate for the Company.
Our Corporate Governance Guidelines include policies with respect to the consideration of candidates recommended by stockholders for nomination for election to the Board and the procedures for stockholders to follow in submitting such recommendations. The Nominating and Governance Committee will consider bona fide candidates recommended by stockholders in accordance with such policies. Any such recommendation must be submitted in writing to the Nominating and Governance Committee, care of Intercept Pharmaceuticals, Inc., 305 Madison Avenue, Morristown, NJ 07960, Attention: Corporate Secretary, within the time frames set forth in such policies and contain the information and undertakings required by such policies. Nominees for director who are recommended by stockholders to the Nominating and Governance Committee will be evaluated in the same manner as any other nominee for director. Nominations by stockholders may also be made in the manner set forth under “Stockholders’ Proposals”.
Research and Development Committee
The Board has established a Research and Development Committee currently consisting of Dr. Akkaraju, Dr. Benatti, Dr. Gottesdiener (chairperson), and Dr. Pruzanski. Dr. Gottesdiener serves as the chairperson of the Research and Development Committee.
The Research and Development Committee’s primary purpose is to assist the Board in its oversight of the Company’s strategic direction and investment in research and development, technology, and manufacturing, and to identify and discuss significant emerging trends and issues in science and technology, and consider their potential impact on the Company.
The Research and Development Committee operates under a written charter adopted by the Board, a copy of which is available on our website at www.interceptpharma.com in the Investors & Media section under “Corporate Governance”. The Research and Development Committee met 18 times during the year ended December 31, 2021.
Director Compensation
On an annual basis, the Compensation Committee conducts an evaluation of the design of the Company’s independent director compensation program in light of best practices and competitive market data for the Company’s compensation peer group. In 2021, as in prior years, the Compensation Committee again retained the services of the Rewards Solution practice at Aon plc, specifically members of Radford, an independent compensation consultant, to provide it with additional comparative data on director compensation practices in the Company’s industry and to advise it on the Company’s independent director compensation program generally. In May 2021, based on the input and analysis provided by Radford, the Compensation Committee determined that no adjustments were needed to the independent director compensation levels previously adopted by the Board in May 2020, which had been adopted with reference to the 50th percentile of the competitive market based on our compensation peer group. As a result, (i) all annual cash retainers were maintained at their pre-existing levels, (ii) the aggregate equity value of the

Annual Grant (as defined below) was maintained at $264,500, and (iii) the aggregate equity value of any New Director Grant (as defined below) was maintained at $396,750. Only directors who are “independent” in accordance with applicable Nasdaq rules receive compensation for their service as directors. Each of the Company’s current directors, other than Mr. Durso and Dr. Pruzanski, qualifies as independent.
For 2021, the annual cash retainers for the independent directors were as follows (payable quarterly in equal installments):
Membership	Chairperson	Other Members
Board of Directors.	$80,000	$50,000
Audit Committee	$20,000	$10,000
Compensation Committee	$15,000	$7,500
Nominating and Governance Committee	$10,000	$5,000
Research and Development Committee	$10,000	$5,000
Pursuant to the independent director compensation levels adopted by the Board, (i) each independent director who had served on the Board for six months or longer as of the date of the Company’s 2021 Annual Meeting of Stockholders was eligible to receive an annual equity grant (each, an “Annual Grant”), comprised of stock options with an equity value of $132,250 and RSUs with an equity value of $132,250, and (ii) each new independent director first appointed or elected to the Board in 2021 was eligible to receive an equity grant (each, a “New Director Grant”), comprised of stock options with an equity value of $198,375 and RSUs with an equity value of $198,375.
The number of (i) stock options granted in connection with each Annual Grant and New Director Grant is determined by dividing the equity value to be represented thereby by the value per-option derived from a Black-Scholes model with reference to the average of the per-share closing prices of the Company’s common stock on the Nasdaq Global Select Market during the 30 trading days preceding the grant date, and (ii) RSUs granted in connection with each Annual Grant and New Director Grant is determined by dividing the equity value to be represented thereby by the average of the per-share closing prices of the Company’s common stock on the Nasdaq Global Select Market during the 30 trading days preceding the grant date. Because the number of stock options and RSUs granted in connection with each Annual Grant and New Director Grant is determined using a 30-day average closing stock price, the grant date fair values of such stock options and RSUs, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), differ from the amounts set forth above.
Subject to the independent director’s continued service on the Board, the stock options and RSUs granted in connection with (i) each Annual Grant vest in full on the earlier of (A) the one-year anniversary of the date of grant and (B) the day immediately preceding the date of the next Annual Meeting of Stockholders, and (ii) each New Director Grant vest in a series of three equal annual installments, with 1/3 of the shares subject to the award vesting on each anniversary of the date that the independent director was first elected or appointed to the Board (or, if earlier in any given year, the day immediately preceding the date of the Annual Meeting of Stockholders in such year). In addition, all unvested Annual Grants and New Director Grants shall immediately vest in connection with a change in control of the Company. The exercise price for stock options granted in connection with each Annual Grant and New Director Grant is the per-share closing price of the Company’s common stock on the Nasdaq Global Select Market on the date of grant.
The Company also reimburses reasonable out-of-pocket expenses incurred in connection with attendance at Board meetings.
The following table sets forth total director compensation in 2021.

Director Compensation for 2021
Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Total ($)
Paolo Fundarò	80,000	120,055	120,165	320,220
Jerome Durso(1)	—	—	—	—
Srinivas Akkaraju	55,000	120,055	120,165	295,220
Luca Benatti	65,000	120,055	120,165	305,220
Daniel Bradbury	65,000	120,055	120,165	305,220
Keith Gottesdiener	57,972	120,055	120,165	298,192
Nancy Miller-Rich	60,472	120,055	120,165	300,692
Mark Pruzanski(1)	—	—	—	—
Dagmar Rosa-Bjorkeson	41,958	180,074	180,202	402,235
Gino Santini	75,000	120,055	120,165	315,220
Glenn Sblendorio	70,000	120,055	120,165	310,220
Daniel Welch(1)	27,375	—	—	27,375

(1)
Director compensation is for independent directors only. Mr. Durso and Dr. Pruzanski do not qualify as independent. Mr. Welch retired from the Board in 2021. Amounts for Mr. Welch exclude amounts under his consulting agreement.

(2)
Annual cash retainer for Board and committee service.

(3)
Amounts shown represent the aggregate grant date fair value, computed in accordance with ASC 718, in respect of stock options and RSUs. These amounts do not reflect compensation actually received by the independent directors. Assumptions used in the calculation of these amounts are included in “Stock Compensation”, Note 13 to the Notes to Consolidated Financial Statements for the year ended December 31, 2021, included in our Annual Report.

Each independent director received an Annual Grant in 2021 comprised of 12,089 stock options and 7,029 RSUs, or, instead for Ms. Rosa-Bjorkeson, a New Director Grant of 17,719 stock options and 10,543 RSUs.
As of December 31, 2021, the aggregate number of shares subject to stock options (both vested and unvested), and unvested RSUs, held by each independent director who served on the Board during 2021 was as follows:
Name	Shares Subject to Stock Options	RSUs
Paolo Fundarò	27,616	7,029
Srinivas Akkaraju	26,615	7,029
Luca Benatti	25,912	7,029
Daniel Bradbury	25,209	7,029
Keith Gottesdiener	25,209	7,029
Nancy Miller-Rich	24,913	7,029
Dagmar Rosa-Bjorkeson	17,719	10,543
Gino Santini	27,111	7,029
Glenn Sblendorio	25,912	7,029
Daniel Welch(1)	15,022	—

(1)
Comprising vested awards only, due to retirement. Excludes consulting awards described above.

Stock Ownership Guidelines for Directors
The Company has adopted minimum stock ownership guidelines for the Board. See “Compensation Discussion and Analysis—Stock Ownership Guidelines” for more information.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and accompanying footnotes show information as of the record date (April 6, 2022), regarding the beneficial ownership of the Company’s shares by:
•
each person known by the Company to own beneficially more than 5% of its shares;

•
each director and named executive officer; and

•
all directors and executive officers as a group.

For purposes of the table below, we deem shares subject to options that are exercisable on or within sixty days, and RSUs vesting within sixty days, of the record date, to be outstanding and beneficially owned by the person holding them, for purposes of computing percentage ownership of that person, but we do not treat them as outstanding for purposes of computing percentage ownership of any other person.
Except as noted, the persons in this table have sole voting and investment power with respect to all of the shares beneficially owned by them. As of the record date, 29,713,052 shares were outstanding. Unless otherwise noted, the address of each director or executive officer is c/o Intercept Pharmaceuticals, Inc., 305 Madison Avenue, Morristown, NJ 07960.
	Shares Beneficially Owned
Name and Address	Number of Shares	Percentage of Common Stock
5% Stockholders:
Genextra S.p.A.(1)	4,000,000	13.5%
State Street Corporation(2)	3,254,266	11.0%
FMR LLC(3)	2,639,433	8.9%
BlackRock, Inc.(4)	2,232,092	7.5%
The Vanguard Group(5)	1,971,759	6.6%
Directors and Executive Officers:(6)
Paolo Fundarò(1)	4,055,673	13.6%
Jerome Durso	123,168	*
Srinivas Akkaraju(7)	697,453	2.3%
Luca Benatti	43,662	*
Daniel Bradbury(8)	48,832	*
Keith Gottesdiener	42,191	*
Nancy Miller-Rich	39,480	*
Mark Pruzanski	897,255	3.0%
Dagmar Rosa-Bjorkeson	9,422	*
Gino Santini	43,019	*
Glenn Sblendorio	41,622	*
Andrew Saik(9)	—	—
Sandip Kapadia(10)	15,589	*
Rocco Venezia	18,235	*
Jared Freedberg	32,897	*
Michelle Berrey(9)	—	—
Gail Cawkwell	54,211	*
All current directors and executive officers as a group (19 persons)	6,244,785	21.0%

*
Less than 1%.

(1)
Based on a Schedule 13G of Genextra S.p.A. (“Genextra”), Francesco Micheli (an Executive Director and Chairman of the Board of Genextra), and Paolo Fundarò (the Chief Executive Officer of Genextra), filed on August 31, 2020; a Form 4 of Genextra, filed August 17, 2020; and a Form 4 of Paolo Fundarò, filed August 17, 2020.

The Schedule 13G indicated that the filers each had shared voting and dispositive power over, and aggregate beneficial ownership of, 4,000,000 shares owned by Genextra. Mr. Micheli and Mr. Fundarò disclaim beneficial ownership with respect thereto, except to the extent of their pecuniary interests therein, if any. Genextra’s address is Via Privata Giovannino De Grassi, 11, 20123 Milan, Italy.
Mr. Fundarò owns (a) 21,028 shares, (b) 7,029 RSUs vesting within sixty days of the record date, and (c) 27,616 stock options vested or vesting within sixty days of the record date.
(2)
Based solely on a Schedule 13G of State Street Corporation filed on February 11, 2022. It reported shared voting power over 3,185,994 shares and shared dispositive power over 3,254,266 shares. Its address is State Street Financial Center, 1 Lincoln Street, Boston, MA 02111.

(3)
Based solely on a Schedule 13G of FMR LLC filed on February 9, 2022. It reported sole voting power over 192,753 shares and sole dispositive power over 2,639,433 shares. Its address is 245 Summer Street, Boston, MA 02210.

(4)
Based solely on a Schedule 13G of BlackRock, Inc. filed on February 3, 2022. It reported sole voting power over 2,154,880 shares and sole dispositive power over 2,232,092 shares. Its address is 55 East 52nd Street, New York, NY 10055.

(5)
Based solely on a Schedule 13G of The Vanguard Group filed on February 10, 2022. It reported shared voting power over 47,210 shares, sole dispositive power over 1,902,636 shares, and shared dispositive power over 69,123 shares. Its address is 100 Vanguard Blvd., Malvern, PA 19355.

(6)
Figures include the following numbers of shares subject to options that are exercisable on or within sixty days, and RSUs vesting within sixty days, of the record date, for the following directors and executive officers:

Mr. Fundarò (34,645 shares),	Mr. Durso (89,695 shares),	Dr. Akkaraju (33,644 shares),
Dr. Benatti (32,941 shares),	Mr. Bradbury (32,238 shares),	Dr. Gottesdiener (32,238 shares),
Ms. Miller-Rich (31,942 shares),	Dr. Pruzanski (278,362 shares),	Ms. Rosa-Bjorkeson (5,907 shares),
Mr. Santini (34,140 shares),	Mr. Sblendorio (32,941 shares),	Mr. Saik (zero shares),
Mr. Kapadia (zero shares),	Mr. Venezia (10,306 shares),	Mr. Freedberg (25,900 shares),
Dr. Berrey (zero shares),	Dr. Cawkwell (37,646 shares),and
all directors and executive officers as a group (786,592 shares).
(7)
Includes 640,688 shares held by Samsara BioCapital, L.P. Dr. Akkaraju is a managing member of Samsara BioCapital GP, LLC, the general partner of Samsara BioCapital, L.P. Dr. Akkaraju disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(8)
Includes 7,812 shares held by BioBrit, LLC. Mr. Bradbury and his spouse are the trustees and beneficiaries of a trust that is the sole member of BioBrit, LLC.

(9)
Mr. Saik holds 62,456 RSUs, and Dr. Berrey holds 77,418 RSUs.

(10)
Corresponds to 40,964 shares disclosed in a Form 4 dated January 26, 2021, less 25,375 RSUs forfeited upon departure.

EXECUTIVE OFFICERS
In addition to Jerome Durso, our President and Chief Executive Officer, whose biography is included above under “Election of Directors”, our executive officers as of March 31, 2022, and their ages and positions, are listed below.
Name	Age	Position
Bryan Ball	52	Chief Quality Officer; SVP, Operations
M. Michelle Berrey, M.D., M.P.H	55	President of Research & Development; Chief Medical Officer
Gail Cawkwell, M.D., Ph.D	59	SVP, Medical Affairs, Safety & Pharmacovigilance
David Ford	54	Chief Human Resources Officer
Jared Freedberg	53	General Counsel
Linda Richardson	58	Chief Commercial Officer
Andrew Saik	52	Chief Financial Officer
Rocco Venezia	46	Chief Accounting Officer
Bryan Ball has served as our Chief Quality Officer since January 2021, and as SVP, Operations, since September 2021. He is responsible for quality assurance, supply chain and product development, and related systems, oversight, and reporting on a global basis. He brings 25 years of experience in building quality systems and leading technical teams in the pharmaceutical, biopharmaceutical, and medical device industries. From 2019 to 2020, Mr. Ball was Chief Quality Officer of Immunomedics, Inc., where he was responsible for all quality issues, including product development, clinical trials, manufacturing, testing, and distribution of the company’s clinical stage candidates and first commercial product. From 2015 to 2019, Mr. Ball was Senior Vice President for Quality, Environmental Health, and Safety at Mallinckrodt Pharmaceuticals. From 2012 to 2015, Mr. Ball was Vice President for Global Quality at Ikaria, Inc., which is now a part of Mallinckrodt Pharmaceuticals. From 2008 to 2012, he was Vice President for Quality Operations at Boehringer Ingelheim. Mr. Ball is a trained microbiologist, with an M.B.A. from Westminster College, an M.Sc. in cell biology from the University of North Carolina at Charlotte, and a B.Sc. in biology from Central Michigan University.
M. Michelle Berrey, M.D., M.P.H. has served as our President of Research & Development and Chief Medical Officer since June 2021. Dr. Berrey was most recently President and Chief Executive Officer at Chimerix from 2012 to 2019 where the focus was on viral infections in immunocompromised hosts. From 2007 to 2012, she served as Chief Medical Officer at Pharmasset, where she played a critical role in the development of Sovaldi® (sofosbuvir) for treatment of hepatitis C. Dr. Berrey began her career in drug development at Glaxo Wellcome and then GlaxoSmithKline. She served in multiple roles at GW/GSK, eventually serving as Vice President, Viral Diseases, Clinical Pharmacology & Discovery Medicine. During her time at GW/GSK, she was responsible for the early development of compounds for the treatment of HIV, hepatitis viruses, and hepatic fibrosis. Dr. Berrey received her M.D. from the Medical College of Georgia—Augusta University, and a Master of Public Health from Emory University. She completed her internal medicine residency at UNC Chapel Hill and a fellowship in Infectious Diseases at UW in Seattle, where her research focused on transmission of HIV, early establishment of the viral reservoir, and the potential for early antiviral therapy during acute infection.
Gail Cawkwell, M.D., Ph.D. has served as our SVP, Medical Affairs, Safety & Pharmacovigilance since September 2018, having previously served as SVP, Medical Affairs since February 2018. Prior to joining the Company, Dr. Cawkwell worked for Purdue Pharma L.P., where she served as Special Advisor to the Board of Directors from September 2017 to February 2018, Chief Medical Officer from January 2015 to September 2017, and VP, Medical Affairs from November 2014 to January 2015. From 2000 to November 2014, Dr. Cawkwell served in a number of roles of increasing responsibility at Pfizer Inc., including most recently as VP Medicine Team Lead for Pfizer’s tofacitinib franchise. Dr. Cawkwell also served as a Clinical Instructor of Pediatrics at Columbia Presbyterian Health Center from 2002 to 2015 and previously held several other clinical and academic posts. Dr. Cawkwell received her Ph.D. from the University of Cincinnati, her M.D. from McGill University in Montreal, Canada, and her bachelor’s degree from Duke University.

David Ford has served as our Chief Human Resources Officer since May 2017. He brings over 25 years of experience in a variety of human resources roles across the United States, Europe, Latin America and New Zealand. Prior to joining the Company, Mr. Ford spent nearly 15 years at Sanofi, where he most recently served as Vice President Human Resources for the Sanofi Genzyme global business unit from January 2016 to May 2017. Prior to that role, from November 2011 through December 2015, Mr. Ford served as Vice President Human Resources for the Sanofi North American businesses. Mr. Ford joined the pharmaceutical industry in 2002 as the HR Director—United Kingdom and Republic of Ireland for Sanofi-Synthelabo. Mr. Ford holds a master’s degree in business administration from INSEAD, Fontainebleau (France).
Jared Freedberg has served as our General Counsel since February 2021. Mr. Freedberg brings to the Company cross-disciplinary experience as both a senior lawyer and a senior business development executive in the pharmaceutical industry. From 2018 to 2020, he was General Counsel and Corporate Secretary of Immunomedics, Inc. From 2016 to 2018, he was General Counsel, Specialty Generics Operating Division, and VP, Legal, Business Development and Licensing, at Mallinckrodt Pharmaceuticals. From 2001 to 2016, he held positions of increasing responsibility at Covance Inc., including Vice President and Associate General Counsel, and, from 2014 to 2016, VP for Business Development and Strategy, in which capacity he was a member of Covance’s Global Executive Leadership Team. Earlier in his career, Mr. Freedberg was in private practice. He holds a J.D. from Duke University School of Law, and a bachelor’s degree from the University of Pennsylvania.
Linda Richardson has served as our Chief Commercial Officer since February 2021. Ms. Richardson has more than 30 years of commercial strategy, sales, and marketing experience. From 2018 to 2021, she served as our SVP and Head of our Cholestasis Program. From 2013 to 2018, she worked at Chimerix, Inc., where she ultimately held the role of Chief Strategy and Commercial Officer, overseeing marketing, market access and reimbursement, market research and analytics, forecasting, supply chain and distribution strategies, commercial operations, product communications, and sales. From 2008 to 2013, Ms. Richardson held commercial leadership roles of increasing responsibility at Sanofi, where she was a Vice President and led the company’s global GLP-1 diabetes franchise. Prior to joining Sanofi, Ms. Richardson held roles of increasing responsibility at both Reliant Pharmaceuticals and GlaxoSmithKline, including Vice President of Marketing. Ms. Richardson has been recognized by PM360 as an “ELITE 100” award winner in the pharmaceutical industry, by the Healthcare Businesswomen’s Association as a “Rising Star,” and by PharmaVOICE as one of its “Top 100 Most Inspiring People in Life Sciences.” Ms. Richardson holds a bachelor’s degree in English from the University of Pennsylvania.
Andrew Saik has served as our Chief Financial Officer since June 2021. Mr. Saik has more than 20 years of biopharmaceutical finance experience and has served in management positions in several companies. From 2020 to 2021, Mr. Saik was CFO of Vyne Therapeutics Inc., where he was instrumental in building out the company’s finance department in the United States, renegotiated debt obligations to provide the company with enhanced financial flexibility, and helped raise over $135 million to fund operations. From 2017 to 2020, he was CFO of PDS Biotechnology Corporation (formerly Edge Therapeutics, Inc.). From 2015 to 2017, he was CFO of Vertice Pharma, LLC. From 2014 to 2015, he was CFO of Auxilium Pharmaceuticals, Inc. From 2013 to 2014, he was SVP, Finance and Treasurer at Endo Health Solutions Inc., where he helped complete the acquisition of Paladin Labs and restructured $3 billion of debt into a new corporate structure. From 2001 to 2012, he served in senior financial management roles at Valeant Pharmaceuticals International. Mr. Saik holds an M.B.A. from the University of Southern California and a Bachelor of Arts from the University of California, Los Angeles.
Rocco Venezia has served as our Chief Accounting Officer and Treasurer since March 2021, and brings more than 20 years of relevant finance and accounting experience to his work. Previously, he served as our Corporate Controller since 2016, where he led the expansion of the Company’s finance and accounting department during its transition from development-stage to a fully integrated commercial organization. Before he joined the Company, Mr. Venezia was the Assistant Corporate Controller at Ikaria, Inc., now part of Mallinckrodt Pharmaceuticals, from 2013 to 2016, where he led the accounting and finance team through operational and system transformations. From 2000 to 2013, Mr. Venezia held roles of increasing responsibility at KPMG LLP and Arthur Andersen, where he led multinational audits, transactions and due diligence engagements across several industries. Mr. Venezia also spent three years at KPMG LLP’s

Department of Professional Practice where he supported engagement teams on complex technical accounting, compliance matters and audit methodology. Mr. Venezia holds a bachelor’s degree in accounting from Kean University and is a certified public accountant in New Jersey and New York.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes our executive compensation practices and how we implemented them in the past year for the following seven people (our “named executive officers” or “NEOs”):
(i)
our principal executive officer during 2021 (Mr. Durso),

(ii)
our principal financial officers during 2021 (our current CFO Mr. Saik, our former CFO Mr. Kapadia, and our current Chief Accounting Officer Mr. Venezia, who served as interim CFO in 2021),

(iii)
our three other most highly compensated executive officers in 2021 (Mr. Freedberg, Dr. Berrey, and Dr. Cawkwell).

Name	Title
Jerome Durso	President and Chief Executive Officer
Andrew Saik	Chief Financial Officer
Sandip Kapadia	(Former) Chief Financial Officer
Rocco Venezia	(Interim) Chief Financial Officer and Chief Accounting Officer
Jared Freedberg	General Counsel
M. Michelle Berrey, M.D., M.P.H.	President of Research & Development; Chief Medical Officer
Gail Cawkwell, M.D., Ph.D.	SVP, Medical Affairs, Safety & Pharmacovigilance

Executive Summary
Since the beginning of 2021, Intercept has faced many challenges, particularly in the context of our executive leadership team and executive compensation. In December 2020, our founder and former President and Chief Executive Officer (“CEO”) Mark Pruzanski retired, and Jerome Durso was appointed President and CEO effective January 2021. Since January 2021, there have been departures in a number of other executive positions, including Chief Financial Officer, Chief Medical Officer, President U.S. Commercial & Strategic Marketing, EVP Research & Development, and SVP Corporate Affairs & Investor Relations.
In response to these executive departures, we have promoted strong internal candidates, including our Chief Commercial Officer and our Chief Accounting Officer, and recruited excellent external candidates, including our Chief Financial Officer, our Chief Medical Officer, our General Counsel, and our Chief Quality Officer.
In 2021, our stock price traded at all-time lows, which added significantly to the challenge of managing this period of significant executive turnover, and also affected our equity burn rate (i.e., our rate of issuance of equity compensation). In order to assemble a senior leadership team to help the Company navigate this challenging period and execute on key Company priorities, we assembled market competitive compensation packages that we believed were necessary to attract new talented and capable executives as well as took steps to retain certain executives with historical Company knowledge. The incentivization and retention measures that we implemented included special cash incentive and retention bonuses for certain executive officers, which were structured to be paid in cash in the context of managing our equity burn rate at a sustainable level.
Key Company priorities and team focus included:
•
Ongoing management of our PBC business.

•
Finalization of revisions to our Ocaliva U.S. prescribing information following the FDA’s evaluation of a newly identified safety signal (“NISS”).

•
Ongoing activities regarding our NASH development program and potential resubmission of a New Drug Application in response to our receipt of a complete response letter from the FDA.

A combination of well-designed, appropriately aggressive, and equity-driven offers to external talent, coupled with judicious use of cash retention programs for some existing executives, have resulted in an experienced, well-balanced executive leadership team, and promoted stability in the executive ranks. Executive compensation has been both incentivizing and retentive in nature, and our executives have been effective in contributing to our commercial performance, strengthening our balance sheet and financial position, resolving certain regulatory matters, and advancing our key clinical development programs.

2021 Company Performance and Alignment of Interests

Ocaliva Net Sales
$400MM
$350MM
$300MM
$250MM
$200MM
$150MM
$100MM
$50MM
$0MM
2016
2017
2018
2019
2020
2021
$18.2MM
$129.2MM
$177.8MM
$249.6MM
$312.7MM
$363.5MM

✓
Steady Growth in Ocaliva Net Sales.   Our Ocaliva net sales have risen from $18.2 million in 2016 to $363.5 million in 2021. Our Ocaliva net sales rose 16% in 2021 as compared to the prior year, and have grown at a 29.5% rate since 2017.

✓
Management Alignment Behind Value Creation.   In 2021, we again granted, as part of our annual equity award program for our executive officers, performance stock unit (“PSU”) awards that vest, if at all, based on total shareholder return (“TSR”), as measured by our common stock relative to the companies comprising the S&P Biotechnology Select Industry Index (our “TSR Peer Group”) over a three-year period, subject to a vesting cap equal to 100% of target in the event that our relative TSR exceeds target but our absolute TSR is negative. Despite the growth of our underlying PBC business, our stock performance over the three-year period that ended in 2021 has meant that maturing PSUs previously awarded to our NEOs did not vest. Going forward, our NEOs continue to remain aligned to create shareholder value, both based on the performance of the underlying business and share price performance.

Key Business Achievements
✓	PBC Business Reported Strongest Year to Date, Achieving Significant Worldwide Ocaliva Net Sales. In 2021, Ocaliva net sales increased to $363.5 million, up 16% from 2020.
✓
Reduced Operating Expenses and Improved Financial Results.   In 2021, total operating expenses fell 22.9%, which combined with the increase in Ocaliva net sales led to a 75.9% decline in operating loss, from negative $231.2 million to negative $55.7 million. As of December 31, 2021, we had $429.4 million of cash, cash equivalents, restricted cash, and investment debt securities available for sale.

✓
Leveraged Commercial Strengths.   We leveraged our commercial strengths, and focused from a sales perspective on specialty product distribution, payor coverage, community education, deep relationships in the liver community, expanded use of virtual communications channels, and other ways to succeed both during and coming out of the COVID-19 pandemic.

✓	Continued Work on NASH Development Program. We continue to generate clinical research data regarding OCA for NASH.
✓
Advanced Study of Bezafibrate in Combination with OCA.   We continue to evaluate the efficacy, safety and tolerability of bezafibrate in combination with OCA in patients with PBC in a Phase 2 study outside the United States. We also have an ongoing Phase 1 study in the United States, are in the process of initiating a Phase 2 study in the United States, and have an open investigational new drug application with the FDA. We are continuing towards a longer-term goal of developing and seeking regulatory approval for a fixed dose combination regimen in this indication and potentially other diseases.

✓	Further Developed INT-787. We continue to evaluate our INT-787 compound. We have a Phase 1 clinical trial, and have submitted an investigational new drug application.
✓
Improved Financial Position.   We issued new bonds due in 2026, and exchanged existing bonds with an earlier maturity at a discount, improving our maturity profile. We also reduced our future leasing costs by moving our headquarters from Manhattan to Morristown, New Jersey.

✓	Updated Our Label. We updated our Ocaliva Prescribing Information, to address the Newly Identified Safety Signal.
✓
Continued Development of Our Leadership Team.   We have put in place a dynamic executive leadership team with significant experience, including Dr. Michelle Berrey as Chief Medical Officer and Mr. Andrew Saik as Chief Financial Officer.

CEO Compensation Highlights

Mr. Jerome Durso became our Chief Executive Officer on January 1, 2021. Previously, he was our Chief Operating Officer. Mr. Durso has been with Intercept since 2017, and has over 25 years of life sciences experience, including in operational, managerial, marketing, and sales positions.

Mr. Durso leads a highly experienced executive leadership team, and his compensation in both 2021 and 2022 was set based on competitive market forces, specifically based on the 50th percentile of our compensation peer group. His compensation is also designed to be aligned with creation of stockholder value. In 2021, his cash salary represented 9% of his total compensation, non-equity incentive pay represented 6%, options represented 16%, RSUs represented 17%, and PSUs represented 52%. Overall, 85% of his compensation was in equity awards, which aligned his compensation with stockholder value creation. Notably, the largest component of his equity compensation was in the form of PSUs, which as described above vest based on stock performance both in absolute terms and relative to our TSR Peer Group. Also, for both 2021 and 2022, Mr. Durso’s cash incentive bonus was set at 70% of his base salary, the highest of any of our employees, and evaluated solely based on achievement of corporate goals.

Compensation and Governance Best Practices
What We Do
✓
Independent Chairman and Majority Independent Board.   Paolo Fundarò serves as our Board’s Chairman, and all of the members of our Board other than our current CEO (Mr. Durso), and our founder and retired CEO (Dr. Pruzanski) are independent directors.

✓
Additional Independent Board Leadership and Diversity.   Gino Santini serves as our Board’s Lead Independent Director, which we believe enhances our Board governance structure and contributes to the overall effectiveness of our Board. In addition, in April 2018 and April 2021, we appointed Nancy Miller-Rich and Dagmar Rosa-Bjorkeson, respectively, as independent directors to our Board, which increased the gender diversity of our Board. We continue to strive to achieve an appropriate balance of diverse backgrounds on the Board and its committees, including in regard to background, perspective, experience, age, gender, and ethnicities, and in February 2021 we revised our Corporate Governance Guidelines to further enhance our commitment to diversity.

✓	Independent Compensation Committee. Our Compensation Committee, which is composed entirely of independent directors, provides independent oversight of our compensation programs.
✓	Independent Compensation Consultant. Our Compensation Committee uses an independent executive compensation consulting firm that reports directly to the Compensation Committee.
✓
Annual Compensation Review and Analysis.   Our Compensation Committee conducts an annual assessment of executive compensation to ensure that we provide competitive compensation packages to attract, retain, reward, and incentivize our executive management team to achieve success for us and our stockholders.

✓
Multiple Performance Elements.   In accordance with our performance-based compensation philosophy, our executive compensation program incorporates multiple performance elements, including target-based cash incentive bonuses payable upon the achievement of corporate goals and individual performance, and long-term equity incentive compensation, a substantial portion of which consists of stock options and PSUs.

✓
Significant Portion of Compensation Is at Risk.   Under our executive compensation program, a significant portion of compensation is “at risk” based on our performance, including annual cash incentive bonuses, and long-term incentive compensation in the form of equity awards, to align the interests of our executive officers and stockholders.

✓
Market Benchmarking and Use of Reference Peer Group.   Our Compensation Committee, with the assistance of its independent compensation consultant, annually analyzes similar life science companies to identify a relevant group of peer companies for purposes of ensuring the reasonableness and competitiveness of our executive compensation program.

✓
Stock Ownership Requirements.   We have adopted minimum stock ownership guidelines for our Board, Chief Executive Officer, and other executive officers, including our named executive officers, which require, within specified periods of time, our non-employee directors to hold Company equity with a value equal to at least 3x their annual cash retainer, and our Chief Executive Officer and other executive officers to hold Company equity with a value equal to at least 3x and 1x, respectively, their annual base salary.

✓
Clawback Policy.   We have adopted a clawback policy that permits the Company to recover from any current or former executive officer, including any named executive officer, whose fraud or intentional misconduct contributes to the circumstances requiring the Company to prepare an accounting restatement due to material non-compliance of the Company with any financial reporting requirement under U.S. federal securities laws, up to 100% of any incentive-based compensation received by such officer from the Company during the one-year period preceding the date on which the Company is required to prepare such accounting restatement.

✓
Corporate Governance Guidelines.   In 2019, we adopted corporate governance guidelines reflecting our Board’s commitment to building long-term stockholder value with an emphasis on corporate governance. The Nominating and Governance Committee periodically reviews the adequacy and effectiveness of our corporate governance guidelines and recommends any proposed changes to the Board for approval. Following initial adoption, we have amended our corporate governance guidelines, including an amendment in February 2021 to emphasize our commitment to diversity, equity, and inclusion (“DEI”).

What We Don’t Do
✘	No excise tax gross-ups. We have not provided, or committed to provide, excise tax gross-ups to any of our named executive officers.
✘
No change in control “windfalls”.   The change in control protections for our named executive officers are limited to “double-trigger” arrangements, which require both a change in control and a qualifying termination of employment, or in the case of PSUs, vesting, if at all, based on our TSR performance relative to that of our TSR Peer Group through the month preceding the month in which the change in control occurs.

✘
Limited perquisites.   Our named executive officers generally receive the same benefits as are available to all of our salaried employees, with limited recurring exceptions primarily consisting of fully-paid health insurance premiums.

✘	No automatic or guaranteed annual salary increases. We do not provide for any formulaic or guaranteed base salary increases for our named executive officers.
✘	No guaranteed bonuses or annual equity grants. We do not provide guaranteed bonuses or annual equity grants to our named executive officers.
✘
No hedging or pledging of Company stock.   Our named executive officers and other employees are restricted from engaging in speculative trading activities, including hedging or pledging Company securities as collateral.

Executive Compensation Philosophy
We have a performance-based compensation philosophy that is intended to attract, retain, reward, and incentivize our executive officers to achieve both our short-term and long-term corporate and strategic goals.
In particular, our philosophy is designed to achieve the following objectives:
•
Reward achievement of measurable corporate objectives.

•
Align executive officers’ incentives with increasing stockholder value.

•
Attract, retain, and motivate highly talented individuals with the skills and demonstrated abilities necessary to drive our continued success and deliver superior execution of our goals.

•
Provide executive compensation that is competitive with our peers in the dynamic biopharmaceutical industry.

•
Appropriately balance cash compensation, designed to encourage achievement of critical annual goals, with equity incentives, designed to inspire achievement of long-term objectives and align our executives with our stockholders.

•
Align our compensation principles for executives with those for employees generally, helping to create a company-wide culture of high standards and performance.

Stockholder Outreach and Feedback
Overview
We are committed to establishing and maintaining an open and transparent dialogue with our stockholders with respect to executive compensation and important governance matters. Each year, we engage with our stockholders to request feedback regarding our executive compensation program and other governance matters of importance to our stockholders. Stockholder feedback is then reported to our Compensation Committee, Nominating and Governance Committee, and full Board for consideration.
Stockholder Advisory Vote on Executive Compensation
Each year, our stockholders are provided the opportunity to cast an advisory vote on the compensation of our named executive officers (a “say-on-pay” vote), and our Compensation Committee considers the outcome of the prior year’s say-on-pay vote when making decisions relating to the compensation of our named executive officers and our executive compensation program.
In 2021, our say-on-pay proposal garnered 65% support and 35% opposition. Our understanding is that opposition related primarily to the payouts to retired CEO Mark Pruzanski under his Retirement and Consulting Agreement, discussed in the table below, and as identified by Institutional Shareholder Services Inc. (“ISS”) in their vote recommendation against the proposal.
Outreach and Feedback Process
In 2021, we contacted approximately 70% of our stockholders by share count, including each of our largest stockholders, to discuss the say-on-pay vote and other topics. If stockholders were interested in meetings, we arranged meetings, with participants including executive officers and the chair of our Compensation Committee.
We believe that our outreach was well received, and we collected constructive feedback from many of our stockholders. Generally, the stockholders we met with have a long-term outlook and understand that our compensation programs need to evolve over time to reflect corporate conditions. Below is a summary of specific key areas of stockholder focus, and our responses regarding them.

Key areas of stockholder focus	Our responses
Investors asked about the treatment of outstanding PSUs in the Retirement and Consulting Agreement of our retired CEO Mark Pruzanski. These PSUs vested at the maximum level (150%), although based on our stock performance the PSUs of other NEOs vested last year at 0%.
Regarding Dr. Pruzanski’s retirement, we responded to stockholder concerns by noting that Dr. Pruzanski, as the founder and CEO of the Company, had a long-standing employment agreement, and that the intention of the Retirement and Consulting Agreement was to honor the terms of the employment agreement, particularly regarding equity vesting upon separation. Our management noted that we had reviewed all of our remaining employment agreements with executive officers, and none had provisions for equity vesting similar to those contained in the Retirement and Consulting Agreement.
Accordingly, in the judgment of the Compensation Committee, the terms of the Retirement and Consulting Agreement are distinct from the management and evaluation of our go-forward executive compensation program.

During the course of our investor outreach, we explained the challenges of delivering competitive executive compensation, particularly with regards to long-term incentives, in a period where our stock price has been depressed for a sustained period of time. These challenges impact both the attraction of new executive talent, and also the retention and incentivization of existing executives. We shared that, in response to these challenges, the Company has had to deploy new and innovative compensation tools in 2021 and 2022 to respond to these circumstances—and that these tools have proven to be, largely, effective. Investors clearly understood the challenges facing the Company and the competitive pressures driving the needs for innovation in compensation, and requested an explanation of compensation measures implemented, including their usage and effectiveness.	In relation to this request, this Compensation Discussion and Analysis (“CD&A”) contains detailed explanations of the new hire awards issued to attract new executives, the cash retention plans used, selectively, to retain critical talents during 2021, and a new, cash-based, long-term incentive plan aimed at ensuring the competitiveness of the Company’s overall long-term incentive offering for executives.
Investors whom we spoke with were highly complimentary of our executive compensation disclosures, particularly the CD&A portions of our recent proxy statements with respect to comprehensiveness, transparency, and clear explanations of our corporate goals for purposes of payout under our annual cash incentive bonus program. Investors encouraged us to continue these disclosure practices, and improve them further where possible.	In this proxy statement, as in prior years, we continue to seek to provide useful disclosures to investors, including the calculations used to establish payout levels for our 2021 cash bonuses.

Conclusions
Engagement with our stockholders is important, and we have heard from stockholders that they appreciate our engagement efforts. Feedback regarding executive compensation was generally favorable, with the exception of the terms of Dr. Pruzanski’s Retirement and Consulting Agreement and PSU payout, and most stockholders that we met did not see the need to discuss other executive compensation issues in detail.
Our Compensation Committee will continue to consider stockholder feedback, future say-on-pay votes, and relevant market developments to determine whether future changes to our executive compensation program are warranted. We expect to continue our outreach efforts regarding executive compensation and other important governance matters to ensure that we collect stockholder feedback for consideration by our Board and its committees.

Our Executive Compensation Process
The Role of the Compensation Committee
Our Compensation Committee is responsible for the evaluation and oversight of our executive compensation program, policies, and practices. Accordingly, the committee reviews and approves all compensation provided to our named executive officers, including adjustments to base salaries, annual target-based cash incentive bonuses, equity incentive awards, severance arrangements, and benefit programs. The committee consists of three members of our Board, each of whom has extensive experience in our industry and is an independent director under applicable Nasdaq and SEC rules. The committee uses its judgment and experience to develop and approve our executive compensation program, including our CEO’s compensation package. In doing so, the committee periodically meets with an independent compensation consultant in executive session without our CEO or any other member of management present. The committee also periodically evaluates the need for revisions to our executive compensation program to ensure our program is competitive with the companies with which we compete for executive talent.
Management’s Involvement in the Executive Compensation Process
A small number of Company officers, including our CEO, participate in general sessions, but not executive sessions, of our Compensation Committee. At the request of the committee, our CEO provides input and recommendations to the committee on salary adjustments, annual target-based cash incentive bonus amounts, and appropriate equity incentive compensation levels for executive officers other than himself. In formulating these recommendations, our CEO may consider data obtained from third-party sources, including data provided by compensation consultants other than the independent compensation consultant retained by the committee.
Use of an Independent Compensation Consultant by the Compensation Committee
In designing our executive compensation program, our Compensation Committee considers as a reference point publicly available compensation data for other companies in the biopharmaceutical industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. In 2021, as in prior years, the committee retained Aon plc’s Rewards Solution practice, known as Radford, as an independent compensation consultant, to provide the committee with additional comparative data on executive compensation practices in our industry and to advise the committee on our executive compensation program generally. For 2021, Radford provided advice and data to the committee on executive and director compensation matters, including the selection of our compensation peer group, comparative market pay levels, equity dilution, annual share utilization practices, incentive plan design, and trends emerging in the market. Although the committee considers the advice and recommendations of the compensation consultant, the committee ultimately makes its own decisions. For 2021, the committee determined that Radford’s work did not raise any conflicts of interest. In making this assessment, the committee considered the independence factors enumerated in the applicable Nasdaq rules.
Peer Group
Our Compensation Committee references a peer group of publicly traded companies in the biopharmaceutical industry for purposes of gathering data to compare with our existing executive compensation levels and practices and as context for future compensation decisions. The committee, with the assistance of its independent compensation consultant, periodically reviews and, if appropriate, updates the compensation peer group, as appropriate, to include companies that the committee believes are competitors for executive talent and are similar to us based on a number of criteria, including sector, market capitalization, revenue, stage of development, and head count. The committee may consider peer group and other industry compensation data and the recommendations of its independent compensation consultant when making decisions related to executive compensation. The committee also considers data with respect to peer companies identified by proxy advisory firms in the prior year’s proxy cycle.
At the end of 2020, the committee, with input from its independent compensation consultant, reviewed the prior year’s compensation peer group and determined the appropriate modifications required for the year ahead, including based on size (e.g., market capitalization, revenues, and head count) and stage of development, and removing companies as appropriate, for example due to their merging or being acquired. The companies included in our compensation peer group for 2021 were as follows:
Alkermes	bluebird bio	FibroGen
Ironwood	Heron Therapeutics	Halozyme Therapeutics
Pacira Biosciences	Ligand Pharmaceuticals	Insmed
Radius Health	Portola Pharmaceuticals (as of 05/01/20)	Omeros
United Therapeutics	Supernus Pharmaceuticals	PTC Therapeutics
Ultragenyx Pharmaceuticals
Likewise, at the end of 2021, the committee modified our peer group for the year ahead, based on updated information. Our peer group for 2022 is as follows:
Akebia Therapeutics, Inc.	Amarin Corporation	bluebird bio, Inc.
Coheres BioSciences, Inc.	Collegium Pharmaceutical, Inc.	Esperion Therapeutics, Inc.
FibroGen, Inc.	Heron Therapeutics Inc.	Ironwood Pharmaceuticals, Inc.
Ligand Pharmaceuticals Incorporated	MidMedx Group, Inc.	Omeros Corporation
Pacira Pharmaceuticals, Inc.	PTC Therapeutics Inc.	Puma Biotechnology, Inc.
Radius Health, Inc.	Supernus Pharmaceuticals, Inc.	Vanda Pharmaceuticals Inc.
Market Benchmarking
In early 2021, based on the input and analysis provided by Radford and the recommendation of our CEO (except for his own compensation), the committee determined that 2021 target total cash and equity compensation for our CEO and other NEOs should be determined with reference to the 50th percentile of compensation for executives holding similar positions at the companies in our compensation peer group, with the understanding that due to our volatile stock price and corresponding changes in our size and peer group that certain metrics would be temporarily distorted and appear higher or lower than our current peer group. In determining each named executive officer’s equity incentive award, the committee examined peer group compensation data provided by Radford and other related compensation data.
Annual Compensation Review Process
On an annual basis, the committee meets to review the performance of our CEO and our other NEOs. At these meetings, the committee typically invites our CEO to participate in the discussions (except for his own compensation) in order to seek our CEO’s input and recommendations with respect to each NEO (other than himself) as to:
•
The achievement of stated corporate performance objectives;

•
The level of contributions made to the general management and guidance of the Company; and

•
The amount of any salary increases, cash incentive bonus payouts, and new equity awards.

The committee takes into consideration these recommendations and other relevant performance and competitive market factors when it determines executive compensation. The committee also meets to monitor, review, and decide compensation matters periodically throughout the year.
Compensation Risk Assessment
We periodically evaluate our compensation programs to understand which elements, if any, may pose risk to the Company and from time to time adopt additional compensation policies and practices designed to discourage excessive or unnecessary risk-taking on the part of program participants. The Company, with the assistance of its independent compensation consultant, has reviewed Company compensation policies and practices, both for executive and non-executive employees, and determined that those policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. In conducting this review, we considered various features of our compensation policies and practices that discourage excessive or unnecessary risk-taking, including, but not limited to, the following:

•
Oversight of our compensation policies and practices by our Compensation Committee, including with respect to performance goal setting and the evaluation of achievement thereunder.

•
An effective balance between fixed and variable compensation, and short-term and long-term incentive opportunities.

•
Diversity in long-term incentive vehicles.

•
The adoption of performance measures that support the achievement of key goals and the Company’s business strategy.

•
The inclusion of risk-mitigating features (such as the clawback policy) in the Company’s compensation programs.

•
Reasonable severance and change in control arrangements.

Components of Our Executive Compensation Program
The primary elements of our executive compensation program are:
•
Base salary;

•
Annual target-based cash incentive bonuses;

•
Equity incentive awards;

•
Broad-based health and welfare benefits; and

•
Balanced severance arrangements.

Our Compensation Committee believes that a significant amount of executive compensation should be in the form of “at risk” incentives and that the pay mix should be strongly weighted toward equity incentive awards in order to provide alignment with long-term stockholder value. However, we do not have a formal or informal policy for a pre-set allocation between long-term and short-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation. Instead, the committee, after reviewing information provided by its independent compensation consultant and other relevant data, determines what it believes to be the appropriate level and mix of the various compensation components. We generally strive to provide our executive officers with a balance of short-term and long-term incentives to encourage consistently strong performance. Ultimately, the objective in allocating between long-term and currently paid compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for the Company and its stockholders. Therefore, we provide base salaries that meet competitive salary norms, while also recognizing and rewarding Company and individual performance. We provide an opportunity to earn annual target-based cash incentive bonuses to incentivize and reward superior short-term performance. To further focus our executive officers on longer-term performance and the creation of stockholder value, we rely upon equity-based awards that vest over a meaningful period of time, the values of which are dependent on stock price performance.
Base Salary
We use base salaries to recognize the experience, skills, knowledge, and responsibilities of our employees, including executive officers. Base salaries for newly-hired executive officers typically are established through an arm’s-length negotiation at the time of hiring, taking into account factors such as the position for which the individual is being considered, the individual’s qualifications, prior experience, prior base salary (if available and if legally permissible), and competitive market demand. None of our NEOs is currently party to an employment agreement that provides for automatic or scheduled increases in base salary. On an annual basis, our Compensation Committee reviews and evaluates, with input from our CEO (except for his own base salary), the need for adjustment of the base salaries of our executive officers, based on changes and expected changes in the scope of their responsibilities. The committee also considers promotions, the contributions made by and performance of the executive officer during the prior year, the individual’s performance over a period of years, overall economic and labor market conditions, the relative ease or difficulty of obtaining a well-qualified replacement, our overall growth and development as a company, general salary trends in our industry and among our compensation peer group, and where the individual’s salary falls in the salary range presented by that data. Compensation trends and cost of living increases in relevant geographic areas may also factor into such evaluation. The committee may also draw upon Board members who have experience making salary increase decisions at other companies.
For 2022, 2021, and 2020, our NEO base salaries were as follows:
Name	2022 ($)	2021 ($)	2020 ($)	Change 2021 to 2022 (%)	Change 2020 to 2021 (%)
Jerome Durso	717,000	690,750	601,913	3.80%	14.76%
Andrew Saik	493,000	475,000	—	3.79%	N/A
Sandip Kapadia	—	497,140	478,023	N/A	4.00%
Rocco Venezia	381,500	318,010	308,000	19.96%	3.25%
Jared Freedberg	479,000	461,600	—	3.77%	N/A
Michelle Berrey	622,500	600,000	—	3.75%	N/A
Gail Cawkwell	498,000	479,950	461,492	3.76%	4.00%
Generally, the table above reflects annual base salaries determined by the Compensation Committee, effective for each year beginning on February 1. Actual salaries earned during the year, including during January at the previously applicable salary, are provided in the “Summary Compensation Table” below.
For Mr. Durso, the 2021 increase reflects his promotion to CEO. For Mr. Saik, Mr. Freedberg, and Dr. Berrey, 2021 salaries reflect their employment agreements as new hires. Mr. Kapadia left the Company in 2021. For Mr. Venezia, the 2021 and 2020 salaries reflect his pre-NEO salaries, which were not approved by the committee, since he was not an executive officer at the time. Following his promotion to Chief Accounting Officer, Mr. Venezia’s 2021 salary was increased to $365,000.
Annual Target-Based Cash Incentive Bonuses
As part of our performance-based compensation philosophy, our annual target-based cash incentive bonus program is designed to reward our NEOs for the achievement of specified, measurable annual corporate goals and (with respect to our NEOs other than our CEO) individual goals and contributions. At the beginning of each year, the target bonus for each NEO is set by the Compensation Committee as a percentage of such officer’s base salary. The target bonus percentages set by the committee are typically based on an evaluation of compensation peer group data, as well as consideration of the level of qualification and experience of each NEO as well as internal pay comparisons. Based on this evaluation, the committee determined in 2021 and 2022 to maintain the target percentages at the same levels as for prior years.
Actual bonus amounts are determined after year-end based on the committee’s evaluation of performance against the corporate goals and (except for our CEO) individual performance. NEO individual performance (except for our CEO) is assessed by the committee after considering the performance of each officer based on specific goals, individual contributions, and the recommendations of our CEO. Generally, the committee determines that a cash incentive bonus opportunity for the CEO for the prior year will be based entirely on the achievement of corporate goals. For 2020 performance, paid in 2021, Mr. Durso instead was evaluated based on his work as our Chief Operating Officer (prior to his promotion to CEO at the beginning of 2021).
The committee believes that a cash incentive bonus program based on the evaluation of multiple corporate goals and (except for our CEO) individual performance is best suited for a biopharmaceutical company at our stage of development, due to the uncertainties inherent in the development, regulatory approval, and commercialization of new drug treatments. The committee also considers the practices of our compensation peer group and overall industry practices as part of its review of our bonus program.
Our annual corporate goals have historically included the achievement of specific clinical, regulatory, operational and/or financial milestones, with a focus on the advancement of our product candidates in clinical development, the pursuit of various internal initiatives, and ensuring adequate funding for our growth. As we continue to research and develop our product candidates, as well as pursue commercial goals with respect to our approved product Ocaliva, we have included pre-commercial and commercial-related milestones in our annual corporate goals, with a focus on pre-commercial deliverables, commercial deliverables, and commercial financial targets. The corporate goals are proposed by senior management early each year, and are approved by the committee and the Board with such modifications as the committee and the Board deem appropriate. In connection with such approval, the committee and the Board conduct a rigorous review designed to ensure that such goals reflect the corporate performance measures that we believe are most important to the success of the Company and will drive stockholder value. In addition, the corporate goals are generally set at challenging “stretch” levels so as to require our NEOs to expend substantial effort and commitment leveraging their individual and collective skills and competencies to attain such goals.
In order to better align bonus payouts with performance, the committee may consider for bonus calculations significant corporate achievements that were not contemplated at the time that the corporate goals were set. The committee also has the authority to shift corporate goals to subsequent years and to eliminate goals for the current year if it determines that underachievement of a goal was primarily caused by circumstances beyond an NEO’s control, or that business priorities have shifted. The Compensation Committee and the Board each have the authority, each in their sole discretion, to review and approve management’s evaluation of how the Company performed against our corporate goals, and management’s recommended bonus payout levels. This authority includes the ability to rate the accomplishment of particular goals below, at, or above 100% of target, based on the Company’s performance. The committee’s assessment of the individual performance of our NEOs (except for our CEO) may result in such officers receiving bonuses that are higher or lower than the amounts that they would otherwise receive if such bonuses were based on achievement of corporate goals alone.
For 2021, our corporate goals, their relative weightings, our performance, and our weighted performance are below. Weights sum to 100% within each category, and across categories. Weighted performance is calculated by multiplying each performance score by the weight of each goal and each category, and adding the results across categories.

Goal	Weight	Performance Score	Weighted Performance
Achieve PBC net sales of $332.5 million	50%	117.80%	29.45%
Achieve PBC commercial contribution of $102 million	15%	200.00%	15.00%
Complete enrollment for Study 213 by year-end	10%	44.40%	2.22%
Deliver first topline results from Study 123 by year-end	10%	0.00%	0.00%
Achieve regulatory alignment on post-marketing commitments for PBC by year-end	15%	100.00%	7.50%
PBC total	50%	108.34%	54.17%
Advance the delivery of the analyses necessary to support the decision-making process on OCA in NASH by year-end	60%	75.00%	18.00%
Achieve last patient visit in REVERSE/Study 304 by end Q3 2021	20%	100.00%	8.00%
Deliver topline safety and efficacy readout of REVERSE/Study 304 by year-end	20%	0.00%	0.00%
NASH total	40%	65.00%	26.00%
Strategy and pipeline goals including commencing first in human study of INT-787 by year-end	100%	100.00%	10.00%
Strategy and pipeline total	10%	100.00%	10.00%
Total	100%	90.17%	90.17%
In early 2022, the committee considered our performance in light of the above goals, and approved an overall score of 90.17%.
The bonus for our NEOs (other than our CEO) is based both on our corporate goals and on individual performance. For 2021, key individual responsibilities, goals, and achievements for our NEOs (other than our CEO) were as follows:
•
Mr. Saik: As CFO, Mr. Saik is responsible for overseeing the Company’s finances, as well as investor relations, business development, facilities, and information technology. Notably, in 2021, Mr. Saik led our initiative to exchange a significant portion of our debt for longer-dated debt, helping to decrease strategic uncertainty and improve the financial position of the Company.

•
Mr. Kapadia: Not applicable, due to separation from the Company before being evaluated.

•
Mr. Venezia: As interim CFO, Mr. Venezia managed our financial department during a management transition. As our Chief Accounting Officer, he has managed our accounting, financial reporting, tax, and treasury functions through management changes and multiple complex transactions.

•
Mr. Freedberg: As our General Counsel, Mr. Freedberg is responsible for the oversight of all aspects of our legal, corporate governance, intellectual property, and compliance functions. He has helped the Company navigate multiple complex litigations, as well as a debt financing and other complex matters.

•
Dr. Berrey: As our Chief Medical Officer and President of R&D, Dr. Berrey has led our ongoing research efforts on multiple fronts, including our PBC post-marketing requirements, ongoing clinical trials for NASH, evaluation of a fixed-dose combination product, and evaluation of other product candidates.

•
Dr. Cawkwell: As our SVP of Medical Affairs, Safety, and Pharmacovigilance, Dr. Cawkwell supports our pharmaceutical business, and is actively involved in supporting our existing commercial product and product pipeline. In particular, in 2021, she was important in the resolution of a newly identified safety signal, or “NISS”, resulting in an update to our Ocaliva prescribing information.

The committee determined that, given that the executive team had worked in a highly cohesive, cross-functional and collaborative way to address the range of business challenges confronting the Company in 2021, the members of the executive team should share equal credit and responsibility for the performance of the Company. As such, the members of the executive team all received their 2021 bonus payouts at the Company performance level of 90.17%, implying individual performance scores for 2021 set across the board at a normalized full credit level of 100%. Thus, the numerical results of the committee’s 2022 evaluation of our NEOs based on bonus targets and goals are as follows. Targets and payouts are set as a percentage of base salary.
	2021					2022 Target
Name	Target	Corporate Performance	Individual Performance	Payout	Payout ($)
Jerome Durso	70%	90.17%	N/A	63.119%	435,994.49	70%
Andrew Saik	50%	90.17%	100%	45.085%	113,822.72	50%
Sandip Kapadia	N/A	N/A	N/A	N/A	N/A	N/A
Rocco Venezia	40%	90.17%	100%	36.068%	131,648.20	50%
Jared Freedberg	50%	90.17%	100%	45.085%	208,112.36	50%
Michelle Berrey	50%	90.17%	100%	45.085%	148,969.86	50%
Gail Cawkwell	50%	90.17%	100%	45.085%	216,385.46	50%
Payout for Mr. Venezia was based on his increased salary post-promotion. Payouts for Mr. Saik and Dr. Berrey were pro-rated for their time with the Company.
Equity Incentive Awards
Our equity incentive program is the vehicle used for providing long-term incentives to our executive officers, including our NEOs. We believe that equity awards provide our NEOs with a strong link to our long-term performance, create an ownership culture, and help to align the long-term interests of our officers and our stockholders. In addition, while there will always be some degree of management turnover over time, we believe that equity awards with a time- or performance-based vesting feature promote retention, because these features incentivize our NEOs to remain in our employment through the vesting period.
We typically grant an initial equity award to new NEOs at the commencement of their employment, and grant annual equity awards as part of our ongoing executive compensation program. In addition, we may grant other special equity awards if determined to be in the best interest of the Company, including at the time of significant promotions.
NEO annual equity awards are typically granted in conjunction with the Compensation Committee’s annual review, in the first quarter of each year, of individual and corporate performance, allowing the committee to review various performance metrics before making award determinations. In sizing NEO annual equity awards, with recommendations from its independent compensation consultant, the committee also considers factors including:
•
Award and stock ownership practices in our compensation peer group and in our industry.

•
The current vesting status of the NEO’s existing equity awards, and the efficacy for retention purposes of granting additional awards.

•
Stockholder dilution, and the size of proposed awards relative to our existing share count.

In 2021 and 2022, we granted stock options, RSUs, and PSUs to our NEOs.

The equity grants to our NEOs in early 2021 and 2022 were as follows:
	2021			2022
Name	Options	RSUs	PSUs	Options	RSUs	PSUs
Jerome Durso	72,000	46,000	110,300	60,900	35,700	107,000
Andrew Saik	72,540	52,156	—	17,600	10,300	10,300
Sandip Kapadia	26,900	17,200	13,800	—	—	—
Rocco Venezia	5,500	3,438	—	6,100	3,600	3,600
Jared Freedberg	69,400	44,277	—	17,600	10,300	10,300
Michelle Berrey	93,000	67,118	—	17,600	10,300	10,300
Gail Cawkwell	19,700	12,600	10,100	11,300	6,600	6,600
In 2021, we granted Mr. Durso, Mr. Kapadia, and Dr. Cawkwell all three award types as part of their annual grants as continuing executive officers. Mr. Kapadia forfeited his awards due to his departure. In 2021, Mr. Venezia was promoted to an executive officer position. In 2021, Mr. Venezia did not receive PSUs, because he did not become an executive officer until Mr. Kapadia’s departure after the annual grant date. In 2021, as new hires, Mr. Saik, Mr. Freedberg, and Dr. Berrey received new hire awards rather than annual awards, which contained stock options and RSUs but not PSUs.
In both 2021 and 2022, on a value basis, our CEO’s grant was weighted towards PSUs. For other NEOs, awards are roughly equally weighted at approximately 33% each of overall grant value.
We believe that this mix of award types incentivizes consistently strong performance. Stock options and PSUs are particularly dependent on stock price performance, thus incentivizing a focus on value creation, while RSUs address the historically high volatility of our common stock by maintaining some value through any volatility. A balanced approach to the mix of awards also helps to manage potential equity dilution, and the size of our remaining equity pool under the 2012 Equity Incentive Plan (the “2012 Plan”).
Our NEO stock options vest over four years, with 25% vesting after one year from the “vesting commencement date”, and 1/48th of the award (i.e., 1/36th of the remaining award) vesting monthly for the following three years. The exercise prices for the 2021 and 2022 annual awards were $29.46 and $14.44 respectively, based on our closing price on the grant date.
Our NEO annual award RSUs vest over four years, with 25% vesting each year from the “vesting commencement date”. New hire RSUs vest over four years, with 25% vesting after the first year, and the remainder vesting quarterly.
Our NEO PSUs vest, if at all, based on our TSR relative to our TSR Peer Group over a three-year period. PSUs vest in an amount between 0% and 150% of the nominal amount of the award. If TSR is below the 25% percentile of our TSR Peer Group, vesting is 0%. At the 25% percentile, vesting is 50%. At the 50% percentile, vesting is 100%. If TSR is above the 75% percentile, vesting is 150%. Vesting between the 25% and 75% percentile is based on linear interpolation. Also, if our TSR exceeds the 50% percentile, but absolute TSR is negative, vesting is capped at 100%.
Our PSUs granted in 2019 had a three-year measurement period from January 1, 2019, through December 31, 2021. They vested on December 31, 2021, with a 0% payout, due to our stock performance. Our PSUs granted in 2020, 2021, and 2022 have three-year measurement periods through December 31, 2022, 2023, and 2024, respectively.
Vesting of each type of award is subject to continued employment through the applicable vesting date, except with certain qualifying terminations of employment.
Benefits and Other Compensation
We believe that establishing competitive benefits packages for our employees is an important factor in attracting and retaining highly qualified personnel. We maintain broad-based benefits that are provided to all employees, including medical, dental, vision, group life insurance, and long- and short-term disability insurance. For our U.S.-based employees, we also provide a 401(k) plan. Under our 401(k) plan, we are permitted to make discretionary contributions and matching contributions, subject to established limits and a vesting schedule. Since 2015, we have matched an employee’s contributions to the 401(k) plan up to the first five percent of the employee’s salary, subject to such limits. We provide pension, insurance, and other benefits to employees located outside the United States in line with those provided to similar employees in their respective countries. Our NEOs generally receive the same benefits as are available to all of our salaried employees, with limited recurring exceptions primarily consisting of fully-paid health insurance premiums. In addition, certain employees in our commercial organization receive a car allowance or the use of a leased vehicle and payment of certain ancillary expenses. We may also reimburse individuals for the taxes associated with that car benefit. The Compensation Committee in its discretion may revise, amend, or add to an NEO’s benefits and perquisites if it deems it advisable.
Severance and Change in Control Benefits
Pursuant to employment agreements or arrangements that we have entered into with our NEOs, such officers are entitled to specified benefits in the event of the termination of their employment under specified circumstances, including termination in connection with a change in control of the Company. We believe that providing such benefits is consistent with industry practices and helps us to compete for executive talent, as well as to retain and motivate our NEOs and minimize management distraction created by uncertain job security, particularly in the event of a potential transaction that would be beneficial to our stockholders.
We have structured our change in control benefits so as to prevent unintended “windfalls” in the event of a change in control. Accordingly, change in control protections for our NEOs are limited to “double-trigger” arrangements, which require both a change in control and a qualifying termination of the employment of the NEO in connection with the change in control, or in the case of PSUs, vesting, if at all, based on our TSR performance relative to that of our TSR Peer Group through the month preceding the month in which the change in control occurs. We believe that structuring our change in control benefits in this manner is protective of stockholder value, and maintains flexibility to pursue change in control transactions determined by our Board to be in the best interests of our stockholders.
Special Cash Incentive and Retention Bonuses
In March 2021, in order to promote Company leadership stability, the Compensation Committee approved strategic cash retention bonuses to certain executive officers, including a cash retention bonus of $750,000 for Dr. Cawkwell, conditioned on the recipient remaining employed by the Company through December 31, 2021. Also, in 2021, a cash retention bonus vested and was paid for Mr. Venezia in the amount of $154,000.
In June 2021, Mr. Saik joined the Company as our Chief Financial Officer. His employment agreement provides for a signing bonus of $102,500, repayable if employment ends before the second anniversary of his commencement date as a result of termination for cause or resignation other than for good reason.
In January 2022, the Compensation Committee adopted the 2022 Cash Incentive Plan. This plan is a cash-based incentive plan intended to align employee incentives and stockholder interests, drive stockholder value, allow employees to share in the success of the Company, aid in recruitment and retention, and provide competitive total compensation opportunities. The plan permits grants of both service-based and performance-based awards. The Board or the Compensation Committee can set the amounts, vesting provisions, and other terms and conditions of awards. In connection with the plan, the Compensation Committee approved awards to executive officers, including $1 million to Mr. Durso, $500,000 each to Mr. Saik, Mr. Freedberg, and Dr. Berrey, and $250,000 each to Mr. Venezia and Dr. Cawkwell. These awards to these NEOs vest after two years, based on a performance period from January 1, 2022, through December 31, 2023. These awards are intended to help the Company bridge the gap between market levels of executive compensation and the equity value that currently can be delivered to our executive officers, based on current constraints on our use of equity awards due to our current low stock price. The awards contain performance conditions intended to align with shareholder value creation, with payout levels at 75%, 100%, and 125%, based on performance relative to a target base case level.

Material Tax and Accounting Considerations
Section 162(m) of the Code generally restricts deductibility for federal income tax purposes of annual individual compensation in excess of $1 million paid to certain executive officers.
We account for stock-based compensation, including annual and new hire equity awards, in accordance with the requirements of ASC 718.
The Compensation Committee is informed about the tax deductibility and accounting treatment of compensation when making its compensation determinations. The committee’s general policy is to develop and maintain compensation programs that effectively attract, retain, reward, and incentivize exceptional executives in a highly competitive environment, which may include payments that might not be deductible if the committee believes that they are in the best interests of the Company and its stockholders.
Clawback Policy
We have adopted a clawback policy that permits the Company to recover from any current or former executive officer, including any NEO, whose fraud or intentional misconduct contributes to the circumstances requiring the Company to prepare an accounting restatement due to material non-compliance of the Company with any financial reporting requirement under U.S. federal securities laws, up to 100% of any incentive-based compensation received by such officer from the Company during the one-year period preceding the date on which the Company is required to prepare such accounting restatement.
Stock Ownership Guidelines
We have adopted minimum stock ownership guidelines for our Board, CEO, and other executive officers, including our NEOs, which require, within a five-year period, our non-employee directors to hold Company equity with a value equal to at least 3x their annual cash retainer, and our CEO and other executive officers to hold Company equity with a value equal to at least 3x and 1x, respectively, their annual base salary. Until the ownership guidelines are satisfied, our non-employee directors and executive officers are required to maintain a minimum retention ratio of at least 50% of their annual equity awards, net of shares sold or withheld solely to pay applicable exercise fees and/or withholding taxes. Any non-employee director or executive officer failing to meet the guidelines within the allotted compliance period will be required to maintain a minimum retention ratio of 100% of net shares after the applicable exercise fees and/or withholding taxes.
Anti-Hedging and Anti-Pledging Policies
Our NEOs and other employees are restricted from engaging in speculative trading activities, including hedging or pledging as collateral their company securities.

Compensation Committee Report
The information contained in this report shall not be deemed to be “soliciting material”, “filed” with the SEC, or incorporated by reference into any filing under the Securities Act or the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
The Compensation Committee of the Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
By the Committee:
Gino Santini, Chairperson
Nancy Miller-Rich
Dagmar Rosa-Bjorkeson

Summary Compensation Table
The following table summarizes the compensation that was earned by our NEOs for the year ended December 31, 2021, and, as applicable, the years ended December 31, 2020 and 2019.
Name and Principal Position(1)	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Jerome Durso, President & CEO	2021	690,750	—	5,474,865	1,234,800	435,994	33,945	7,870,354
	2020	599,524	—	2,057,016	998,776	231,737	21,910	3,908,963
	2019	573,250	—	2,089,570	1,238,321	359,284	21,368	4,281,793
Andrew Saik, CFO	2021	251,894	102,500	1,086,931	903,848	113,823	16,857	2,475,854
Sandip Kapadia, Former CFO	2021	117,513	—	1,022,142	461,335	—	59,674	1,660,664
	2020	476,863	—	1,087,836	528,088	184,039	21,910	2,298,736
	2019	464,100	—	1,001,664	586,573	252,935	21,368	2,326,640
Rocco Venezia, Interim CFO & Chief Accounting Officer	2021	354,554	154,000	101,283	94,325	131,648	20,423	856,234
Jared Freedberg, General Counsel	2021	423,133	—	1,633,821	1,487,242	208,112	21,714	3,774,023
Michelle Berrey, President of R&D and Chief Medical Officer	2021	329,545	—	1,434,983	1,186,680	148,970	18,321	3,118,499
Gail Cawkwell, SVP Medical Affairs, Safety & Pharmacovigilance	2021	478,412	750,000	748,431	337,855	216,385	31,244	2,562,328

(1)
Mr. Durso was our Chief Operating Officer for 2020 and 2019. Mr. Saik, Mr. Freedberg, and Dr. Berrey joined the Company in 2021, and their salaries are prorated. Mr. Kapadia departed the Company in 2021. Mr. Venezia served as interim CFO following the departure of Mr. Kapadia, and was promoted from Controller to Chief Accounting Officer in connection with the same. Mr. Venezia’s salary reflects his mid-year promotion. Mr. Venezia and Dr. Cawkwell were not NEOs for 2020 or 2019.

(2)
Reflects cash signing bonus for Mr. Saik, and cash retention bonuses for Mr. Venezia and Dr. Cawkwell.

(3)
Reflects aggregate grant date fair value for the fiscal years presented, computed in accordance with ASC 718, in respect of PSU, RSU (or RSA), and option awards, as applicable. Assumptions used in the calculation of these amounts for 2021 are included in “Stock Compensation”, Note 13 to the Notes to Consolidated Financial Statements for the year ended December 31, 2021, included in our Annual Report. Amounts shown do not reflect the compensation actually received by the NEOs. Amounts for Mr. Saik, Mr. Freedberg, and Dr. Berrey for 2021 reflect new-hire equity awards. Stock and option awards for Mr. Kapadia were forfeited upon departure.

(4)
Amounts shown reflect target-based cash incentive bonuses earned with respect to the fiscal years presented. For Mr. Venezia, amounts are based on his increased salary post-promotion. For Mr. Saik and Dr. Berrey, amounts are based on their annualized base salary, and prorated for time worked.

(5)
The following table sets forth the components of “All Other Compensation” for 2021:

Name	Contributions Under Retirement Plans ($)(i)	Health Insurance ($)(ii)	Miscellaneous
Jerome Durso	14,500	7,870	11,575
Andrew Saik	12,595	4,263	—
Sandip Kapadia	—	1,967	57,706
Rocco Venezia	14,500	—	5,923
Jared Freedberg	14,500	7,214	—
Michelle Berrey	14,500	3,822	—
Gail Cawkwell	14,500	7,870	8,875

(i)
Represents the annual contribution of the Company under the terms of its 401(k) Plan.

(ii)
Represents the amount paid by the Company for health insurance premiums above the amounts generally paid for the coverage of its employees.

(iii)
Represents a cash payout for accrued and unused vacation days, including, for Mr. Kapadia, upon leaving employment with the Company.

Grants of Plan-Based Awards Table
The following table sets forth information concerning the NEOs’ 2021 annual cash incentive bonus award opportunities and 2021 grants of PSUs, RSUs, and stock options under our equity incentive plan.
Name	Grant Date(1)	Estimated Future Payout Under Non-Equity Incentive Plan Awards Target ($)(2)	Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/Sh)(6)	Grant Date Fair Value of Stock and Option Awards ($)(7)
			Threshold (#)	Target (#)	Maximum (#)
Jerome Durso	—	483,525	—	—	—	—	—	—	—
	01/22/21	—	55,150	110,300	165,450	—	—	—	4,119,705
	01/22/21	—	—	—	—	46,000	—	—	1,355,160
	01/22/21	—	—	—	—	—	72,000	29.46	1,234,800
Andrew Saik	—	237,500	—	—	—	—	—	—	—
	06/21/21	—	—	—	—	—	—	—	—
	06/21/21	—	—	—	—	52,156	—	—	1,086,931
	06/21/21	—	—	—	—	—	72,540	20.84	903,848
Sandip Kapadia	—	—	—	—	—	—	—	—	—
	01/22/21	—	6,900	13,800	20,700	—	—	—	515,430
	01/22/21	—	—	—	—	17,200	—	—	506,712
	01/22/21	—	—	—	—	—	26,900	29.46	461,335
Rocco Venezia	—	146,000	—	—	—	—	—	—	—
	01/22/21	—	—	—	—	—	—	—	—
	01/22/21	—	—	—	—	3,438	—	—	101,283
	01/22/21	—	—	—	—	—	5,500	29.46	94,325
Jared Freedberg	—	230,800	—	—	—	—	—	—	—
	02/01/21	—	—	—	—	—	—	—	—
	02/01/21	—	—	—	—	44,277	—	—	1,633,821
	02/01/21	—	—	—	—	—	69,400	36.90	1,487,242
Michelle Berrey	—	300,000	—	—	—	—	—	—	—
	06/14/21	—	—	—	—	—	—	—	—
	06/14/21	—	—	—	—	67,118	—	—	1,434,983
	06/14/21	—	—	—	—	—	93,000	21.38	1,186,680
Gail Cawkwell	—	239,975	—	—	—	—	—	—	—
	01/22/21	—	5,050	10,100	15,150	—	—	—	377,235
	01/22/21	—	—	—	—	12,600	—	—	371,196
	01/22/21	—	—	—	—	—	19,700	29.46	337,855

(1)
Grant date of annual equity awards for Mr. Durso, Mr. Kapadia, Mr. Venezia, and Dr. Cawkwell, with the vesting commencement date of January 1, 2021. Grant date of new hire awards for Mr. Saik, Mr. Freedberg, and Dr. Berrey, with the vesting commencement date matching the grant date.

(2)
Represents estimated future payout of cash incentive bonus based on 2021 base salary (i.e., base salary as of December 31, 2021) and 100% payout on the NEO’s target bonus. Excluded for Mr. Kapadia due to his departure. For Mr. Venezia, the salary reflects his post-promotion salary of $365,000, and his 2021 target bonus percentage at the time of 40%.

(3)
Represents PSU grants in 2021, vesting at either 50%, 100%, or 150%, based on performance.

(4)
Represents RSU grants in 2021.

(5)
Represents grants of stock options made to the NEOs in 2021.

(6)
Represents the closing stock price on the grant date.

(7)
Reflects aggregate grant date fair value.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning unexercised stock options, unvested RSUs (or RSAs), and unvested PSUs for each NEO as of December 31, 2021. Our closing stock price on that date was $16.29.
	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable(2)	Number of securities underlying unexercised options (#) unexercisable(2)(3)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(3)(4)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(3)(5)(6)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jerome Durso	20,000(a)	—	—	115.93	02/23/27	850(a)	13,847	3,750(a)	61,088
	20,267(b)	433	—	58.74	02/05/28	2,350(b)	38,282	4,250(b)	69,233
	11,400(c)	3,800	—	110.80	01/16/29	5,300(c)	86,337	55,150(c)	898,394
	8,700(d)	8,700	—	99.66	01/23/30	34,500(d)	562,005	—	—
	18,000(e)	54,000	—	29.46	01/22/31	—	—	—	—
Andrew Saik	—(f)	72,540	—	20.84	06/21/31	52,156(e)	849,621	—	—
Sandip Kapadia(1)	—	—	—	—	—	—	—	—	—
Rocco Venezia	2,050(g)	—	—	148.73	07/15/26	88(a)	1,434	—	—
	1,200(h)	—	—	112.69	02/09/27	207(b)	3,372	—	—
	2,153(b)	47	—	58.74	02/05/28	900(c)	14,661	—	—
	990(c)	330	—	110.80	01/16/29	1,540(f)	25,087	—	—
	1,475(d)	1,475	—	99.66	01/23/30	2,579(d)	42,012	—	—
	1,375(e)	4,125	—	29.46	01/22/31	—	—	—	—
Jared Freedberg	—(i)	69,400	—	36.90	02/01/31	44,277(g)	721,272	—	—
Michelle Berrey	—(j)	93,000	—	21.38	06/14/31	67,118(h)	1,093,352	—	—
Gail Cawkwell	19,823(k)	956	—	54.63	02/12/28	940(i)	15,313	1,650(a)	26,879
	5,025(c)	1,675	—	110.80	01/16/29	1,025(a)	16,697	1,700(b)	27,693
	3,450(d)	3,450	—	99.66	01/23/30	2,100(b)	34,209	5,050(c)	82,265
	4,925(e)	14,775	—	29.46	01/22/31	9,450(c)	153,941	—	—

(1)
None outstanding.

(2)
For columns (b) and (c), option grant dates are as follows. For column (c), vesting commencement dates are as follows.

Option	Grant Date	Vesting Commencement Date
(a)	02/23/17	—
(b)	02/05/18	01/01/18
(c)	01/16/19	01/01/19
(d)	01/23/20	01/01/20
(e)	01/22/21	01/01/21
(f)	06/21/21	06/21/21
(g)	07/15/16	—
(h)	02/09/17	—
(i)	02/01/21	02/01/21
(j)	06/14/21	06/14/21
(k)	02/12/18	02/12/18

(3)
Stock options vest over four years from the vesting commencement date, with 1/4 vesting after one year, and 1/48 (1/36 of the remainder) vesting monthly thereafter for the following three years.

RSUs or RSAs granted before 2019 vest over four years from the vesting commencement date, with 1/4 vesting after one year, and 1/16 (1/12 of the remainder) vesting quarterly thereafter for the following three years.
RSUs granted beginning in 2019 vest over four years from the vesting commencement date, with 1/4 vesting each year.
PSUs vest three years after the vesting commencement date, at levels from 0% to 150%, based on stock performance. See “Compensation Discussion and Analysis” above.
These vesting schedules are subject to continued employment.
(4)
For columns (g) and (h), RSU and RSA grant dates and vesting commencement dates are as follows.

Shares or Units	Grant Date	Vesting Commencement Date
(a)	02/05/18	01/01/18
(b)	01/16/19	01/01/19
(c)	01/23/20	01/01/20
(d)	01/22/21	01/01/21
(e)	06/21/21	06/21/21
(f)	09/01/20	09/01/20
(g)	02/01/21	02/01/21
(h)	06/14/21	06/14/21
(i)	02/12/18	02/12/18

(5)
For columns (i) and (j), PSU grant dates and vesting commencement dates are as follows.

Shares or Units	Grant Date	Vesting Commencement Date
(a)	01/16/19	01/01/19
(b)	01/23/20	01/01/20
(c)	01/22/21	01/01/21

(6)
The number of shares or units, and the corresponding value, assume vesting at our threshold performance level of 50%.

Table of Option Exercises and Stock Vested
The following table sets forth the number of shares and value realized by the NEOs during 2021 on the exercise of stock options and the vesting of RSUs (or RSAs).
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Jerome Durso	—	—	20,837	367,103
Andrew Saik	—	—	—	—
Sandip Kapadia	—	—	869	21,464
Rocco Venezia	—	—	3,441	56,157
Jared Freedberg	—	—	—	—
Michelle Berrey	—	—	—	—
Gail Cawkwell	—	—	8,981	163,418

(1)
The value realized on the vesting of RSUs (or RSAs) was calculated by multiplying the number of shares issued upon the vesting of RSUs (or shares vesting, in the case of RSAs) on the applicable vesting date by the closing market price of the shares on such date.

Employment Arrangements with Our NEOs
We have entered into individual agreements with our executive officers, including our NEOs. In addition, the agreements governing equity awards granted to our employees, including our NEOs, contain provisions relating to the treatment of such awards in the event of certain terminations.
The material terms of our NEOs’ employment agreements are summarized below. Mr. Kapadia had an employment agreement, but is no longer an employee. His resignation to pursue other opportunities did not trigger the “termination without cause” or “resignation for good reason” provisions below. Mr. Venezia entered into an employment agreement as of April 21, 2022.
See “Definitions” below for meanings of certain terms.
Basic Terms
Each NEO employment agreement provides for:
(1)
an annual base salary, which is subject to annual review, as determined by our Board or Compensation Committee,

(2)
eligibility for an annual target-based cash incentive bonus equal to a percentage of such officer’s base salary, and

(3)
eligibility to participate in the Company’s benefit plans and arrangements.

Each NEO employment agreement has an initial one-year term (except Mr. Durso’s employment agreement has an initial two-year term of from January 1, 2021, to January 1, 2023), with automatic renewal annually thereafter, unless either party elects not to renew or earlier terminates the agreement.
Termination-Related Provisions
Termination for Any Reason
Upon any termination of employment, each NEO is entitled to receive accrued but unpaid salary (including payment of accrued but unused vacation days), such officer’s vested equity awards, and any other accrued benefits under the Company’s benefit plans or such officer’s employment agreement.
Except as described below, following termination, all unvested equity awards are forfeited and the NEO has 90 days (or one year, for Mr. Durso), or the remaining term of the option if shorter, to exercise vested options.
For Mr. Durso, following termination, his target bonus for the prior year, if earned but unpaid, would be payable.
Termination Without Cause or Resignation for Good Reason
If (a) the Company elects not to renew the employment agreement, (b) the officer is terminated by the Company without cause, or (c) the officer resigns for good reason, then:
(1)
the officer is entitled to receive:

(i)
the benefits described in “Termination for Any Reason”,

(ii)
cash severance equal to 12 months of current base salary (payable over 12 months),

(iii)
continued health benefits (for up to 12 months),

(iv)
one year to exercise vested options (or the remaining term of the option if shorter),

(v)
vesting of unvested equity awards that would have vested within one year of termination (or two years, for Mr. Durso) (with the proviso, for Mr. Saik, Mr. Venezia, Mr. Freedberg, and Dr. Berrey, that this relates to service-based equity awards, and that PSUs are governed by their award agreements, which generally provide for forfeiture of unvested awards as of the officer’s termination date),

(vi)
a pro-rated annual cash incentive bonus, payable when such bonuses are paid to similarly situated employees, provided that the officer is employed for at least six months in the calendar year of termination (for Dr. Cawkwell only), and

(vii)
a lump sum payment equal to the officer’s target annual cash incentive bonus (for Mr. Durso only).

(2)
for RSUs that were granted in 2019 or thereafter, if termination occurs after the first anniversary of the vesting commencement date, the RSU shall vest as follows (the “2019 RSU Termination Vesting Schedule”) (unless superseded by the more generous vesting provision described immediately above):

(i)
if the termination date is three months or less before the RSU’s next scheduled vesting date, 75% of the RSUs that were scheduled to vest on such next vesting date shall become vested,

(ii)
if the termination date is more than three months but no more than six months before the next scheduled vesting date, 50% of the RSUs that were scheduled to vest on that vesting date shall become vested, and

(iii)
if the termination date is more than six months but no more than nine months before the next scheduled vesting date, 25% of the RSUs that were scheduled to vest on that vesting date shall become vested.

Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control
If (a) the Company elects not to renew the employment agreement, (b) the officer is terminated by the Company without cause, or (c) the officer resigns for good reason, within 12 months following a change in control (or also in anticipation of, and/or within 3 months before a change in control, for Mr. Durso; or also within 12 months in anticipation of a change in control, for Mr. Kapadia and Dr. Cawkwell), then the officer is entitled to the same benefits described in “Termination Without Cause or Resignation for Good Reason”, except that (1) the cash severance amount is payable in a lump sum, (2) all unvested equity awards will vest, and (3) the officer will have one year to exercise vested options (or the remaining term of the option if shorter).
For Mr. Durso only, the cash severance will instead be a lump sum equal to 24 months of base salary, health benefits will instead continue for up to 24 months, and a lump sum will instead be payable equal to twice his target annual cash incentive bonus.
Termination in the Event of Death or Disability
In the event of termination due to death or disability, the NEO is entitled to the same benefits described in “Termination for Any Reason”, except that:
(1)
a prorated portion of unvested options that would otherwise have vested on the next vesting date will vest, based on the number of days in the current vesting period that have accrued, and the officer (or the officer’s estate or representative) will have one year to exercise vested options (or the remaining term of the option if shorter),

(2)
a prorated portion of unvested PSUs will vest at the target level, based on the portion of the performance period that has elapsed, and

(3)
all remaining unvested equity awards will be forfeited, except for RSUs that were granted in 2019 or thereafter, if termination occurs after the first anniversary of the vesting commencement date, the RSU shall vest pursuant to the 2019 RSU Termination Vesting Schedule.

Release of Claims
Eligibility for the severance payments and benefits described above is conditioned upon the execution by the officer (or the officer’s representative, if applicable), and effectiveness, within a specified period of time following termination, of a general release of claims in favor of the Company.

Certain Code-Related Provisions
If any amounts owed to an NEO as a result of a termination in connection with a change in control of the Company would be subject to the excise tax imposed by Section 4999 of the Code, then such amounts will be payable either (i) in full, or (ii) solely to the extent that the after-tax value of such amounts to such officer would be greater as a result of such reduction, as to such reduced amount that would maximize the after-tax value of such amounts to such officer.
In addition, the timing of payments may be modified by us to comply with Section 409A of the Code.
Treatment of PSUs in the Event of a Change in Control
With respect to PSUs, in the event of a change in control, the performance period shall end, and such PSUs shall vest, if at all, based on our TSR performance relative to our TSR Peer Group through the month preceding the month in which the change in control occurs.
Definitions
Under the employment agreements with our NEOs:
•
“cause” generally means:

(i)
that the officer has engaged in material dishonesty, willful misconduct, or gross negligence, or has materially breached the employment agreement, and has failed to cure such conduct or breach within 30 days after receipt of written notice from us, or

(ii)
the officer’s conviction or entry of nolo contendere to any crime involving moral turpitude, fraud, or embezzlement, or any felony;

•
“change in control” generally means:

(i)
any sale, lease, exchange, or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Company,

(ii)
any consolidation or merger of the Company where the stockholders of the Company immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of the combined voting power of all the outstanding securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), or

(iii)
a third person (other than the Company, any employee benefit plan of the Company, or investors purchasing equity securities of the Company pursuant to a financing or a series of financings approved by our Board) becomes the beneficial owner, directly or indirectly, of securities representing 25% or more of the total number of votes that may be cast for the election of the directors of the Company; and

•
“good reason” generally means a material:

(i)
change in the officer’s duties, position, responsibilities, or reporting requirements,

(ii)
relocation more than 50 miles away from both the officer’s home and the Company’s prior office for the officer, or

(iii)
breach of the employment agreement by us,

in each case without the officer’s consent and subject to the officer giving us sufficient notice and time to cure the event giving rise to such good reason.
Confidential Information and Assignment of Inventions Agreements
Each of our NEOs has entered into an agreement with us with respect to proprietary information and inventions. Among other things, these agreements obligate each NEO to refrain from disclosing any of our proprietary information received during the course of employment or soliciting our employees, and to assign to us any inventions conceived or developed during the course of employment.

Potential Payments and Benefits Upon Termination of Employment or Change in Control
As described above, we have entered into employment agreements with certain NEOs providing for severance payments and benefits in the event of certain terminations of employment, including a change in control. In addition, our equity award agreements with our employees, including our NEOs, contain termination and change in control provisions. The following table provides estimates of payments and benefits that each NEO would have been entitled to upon termination at December 31, 2021.
The amounts included in respect of PSUs following a change in control would be payable whether or not the NEO’s employment was terminated. Per Instruction 1 to Item 402(j) of Reg S-K, amounts shown below assume a change in control on December 31, 2021, when our closing stock price was $16.29. Accordingly, based on our TSR in absolute terms and relative to our TSR Peer Group, no PSU vesting on a change in control is assumed for our PSUs granted in 2020. For our PSUs granted in 2021, our stock price performance of -46.76% compared to our peer group put us in the 33rd percentile, resulting in an interpolated 65.41% payout.
Mr. Kapadia is not shown below, on account of leaving before December 31, 2021. He did not receive severance payments or benefits. Mr. Venezia is shown below without reference to his employment agreement, just the terms of the equity award agreements, because he did not have an employment agreement in place until 2022. Please refer to “Employment Arrangements with Our NEOs” for explanations of payment and benefit levels, and descriptions of circumstances that trigger payments and benefits.
	Termination Due to Death or Disability ($)	Termination Without Cause or Resignation for Good Reason ($)	Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control ($)
Jerome Durso
Cash Payments(1)	483,525	1,174,275	2,348,550
Value of Accelerated Vesting(2)	1,220,121	790,065	1,875,748
Health Insurance Benefits(3)	—	36,635	73,270
Total	1,703,646	2,000,975	4,297,568
Andrew Saik
Cash Payments	—	475,000	475,000
Value of Accelerated Vesting	—	360,547	849,621
Health Insurance Benefits	—	36,635	36,635
Total	—	872,182	1,361,256
Rocco Venezia
Cash Payments	—	—	—
Value of Accelerated Vesting	—	64,460	86,565
Health Insurance Benefits	—	—	—
Total	—	64,460	86,565
Jared Freedberg
Cash Payments	—	461,600	461,600
Value of Accelerated Vesting	—	357,500	721,272
Health Insurance Benefits	—	36,635	36,635
Total	—	855,736	1,219,508
Michelle Berrey
Cash Payments	—	600,000	600,000
Value of Accelerated Vesting	—	451,950	1,093,352
Health Insurance Benefits	—	32,682	32,682
Total	—	1,084,631	1,726,034

	Termination Due to Death or Disability ($)	Termination Without Cause or Resignation for Good Reason ($)	Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control ($)
Gail Cawkwell
Cash Payments	—	719,925	719,925
Value of Accelerated Vesting	218,286	111,994	327,778
Health Insurance Benefits	—	36,635	36,635
Total	218,286	868,554	1,084,338

For each NEO:
(1)
Includes cash severance payments calculated based on base salary in effect on December 31, 2021.

(2)
The value realized upon accelerated vesting is:

(i)
for stock options, calculated by multiplying the number of “in-the-money” options subject to accelerated vesting by the difference between our closing stock price on December 31, 2021, and the weighted-average exercise price of such options, and

(ii)
for RSAs, RSUs, and PSUs, calculated by multiplying the number of shares or units subject to accelerated vesting by our closing stock price on December 31, 2021.

(3)
Represents the estimated cost to the Company of continuing health insurance benefits for the NEOs.

Equity Compensation Plan Information
The following table provides information as of December 31, 2021, with respect to shares that may be issued under our equity compensation plans.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance
Equity Compensation Plans Approved by Security Holders(1)	3,306,910(2)	$50.28(3)	3,471,706(4)
Equity Compensation Plans Not Approved by Security Holders	—	—	—

(1)
All of our equity compensation plans have been approved by security holders, and are described in our Annual Report.

(2)
Includes stock options, restricted shares, RSUs, and PSUs. PSUs are counted for this purpose at maximum (150%) vesting. At 100% PSU vesting, total securities to be issued would be 3,221,213.

(3)
Stock options only. Restricted shares, RSUs, and PSUs do not have exercise prices and are therefore excluded.

(4)
PSUs are counted for this purpose at maximum (150%) vesting. At 100% PSU vesting, total securities remaining available for future issuance would be 3,557,403.

Includes the effect of the “evergreen” provision in our 2012 plan. Our proposed amended plan removes the evergreen provision. Accordingly, the last anticipated application of the evergreen is expected to be January 1, 2022. The evergreen provision provides for the automatic increase on January 1 of each year of the number of securities available for future issuance by the lesser of (i) 1,211,533 shares, (ii) 4% of total shares outstanding on that date, and (iii) an amount determined by our Board or Compensation Committee. Also, shares underlying outstanding awards that expire or are forfeited or cancelled become available for future issuance.

Pay Ratio Disclosure
In accordance with the requirements of Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K (collectively, the “Pay Ratio Rule”), we are providing the following estimated information for 2021:
•
the median of the annual total compensation of all of our employees (excluding our CEO) was $216,748;

•
the annual total compensation of our CEO was $7,870,354; and

•
the ratio of these two amounts was approximately 36.3 to 1. We believe that this ratio is a reasonable estimate calculated in a manner consistent with the requirements of the Pay Ratio Rule.

SEC rules for identifying the “median employee” and calculating annual total compensation allow companies to apply various methodologies and make various assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.
Methodology for Identifying Our Median Employee
Employee Population
To identify the median of the annual total compensation of all of our employees (excluding our CEO), we first identified our total domestic and foreign employee population. We selected December 31, 2021, as the date upon which we would identify our “median employee”. We determined that, as of December 31, 2021, we had 436 employees (excluding our CEO). We did not make any adjustments to our employee population.
Determining our Median Employee
We identified our “median employee” from our total employee population for 2021 by applying the same methodology used for 2020. Accordingly, we compared each employee’s aggregate 2021 base salary (annualized in the case of newly hired employees), cash incentive target, and equity award grant date fair value, in each case, converted into U.S. dollars as necessary. We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation.

RELATED PERSON TRANSACTIONS
Limitation on Liability and Indemnification Matters
Our Restated Certificate of Incorporation and Restated Bylaws provide that we will indemnify our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted by law. Under these organizational documents, we are also empowered to purchase insurance on behalf of, and enter into indemnification agreements with, our directors, officers, employees, and other agents. We have entered into indemnification agreements with directors and officers, which provide for indemnification for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them in connection with their services. We believe that these arrangements are necessary to attract and retain qualified directors and officers and to allow them to exercise their judgment in the best interest of the Company and its stockholders. We have also obtained director and officer liability insurance as a risk management measure.

Retirement and Consulting Agreement
On December 9, 2020, former CEO Dr. Mark Pruzanski and the Company entered into a Retirement and Consulting Agreement that superseded Dr. Pruzanski’s existing employment agreement.
Pursuant to the agreement, effective January 1, 2021, Dr. Pruzanski retired from his position as President and CEO. From January 1, 2021, to January 1, 2022 (the “Consulting Period”), Dr. Pruzanski continued to provide consulting services to the Company as a non-employee consultant, including (i) assisting the Company with the transition of Dr. Pruzanski’s duties to the Company’s new leadership team, (ii) assisting the Company’s executive team, its Board, and other senior Company personnel with respect to specific projects, and (iii) providing assistance with respect to any investigative, administrative, or regulatory proceeding as requested from time to time.
Pursuant to the agreement, Dr. Pruzanski received (i) a consulting fee of $118,200 per month, payable monthly in arrears (totaling $1,418,400 for twelve months), (ii) $531,995 in satisfaction of his rights with respect to an annual bonus for the 2020 calendar year, (iii) a reimbursement for all pre-approved reasonable business expenses incurred in connection with providing the services under the agreement during the Consulting Period, (iv) continued participation in the Company’s health and dental plans (with a cost to the Company of approximately $35,649 over twelve months), (v) reimbursement for attorney’s fees incurred in connection with entering into the agreement (up to a maximum of $50,000), and (vi) indemnification relating to work under the agreement, excluding willful acts and omissions, and gross negligence.
In addition, all outstanding and unvested Company equity awards held by Dr. Pruzanski as of December 9, 2020, and unvested as of January 1, 2021, continued to vest in equal monthly installments over a period of twelve months commencing in December 2020, with any PSUs vesting at the maximum level of performance, subject to Dr. Pruzanski’s continued service on the Board or as a consultant. PSUs scheduled to vest on December 31, 2020, vested on December 31, 2020, at the maximum level of performance.
With respect to stock options, Dr. Pruzanski continues to have until the earlier of the expiration date of the option or three (3) years from the date of termination of his consulting and Board services to exercise all vested options (unless the stock plan pursuant to which the option is granted requires earlier termination in connection with a liquidation or sale of the Company).
The amounts attributable to these vesting arrangements pursuant to the Retirement and Consulting Agreement are as follows:
Amount ($)
RSAs and RSUs(1)	459,540
PSAs and PSUs vesting on December 31, 2020(2)	1,168,830
12-month-vesting PSAs and PSUs(3)	2,452,545
Vesting of stock options(4)	316,476

(1)
This represents all of Dr. Pruzanski’s outstanding, unvested non-performance-based RSAs and RSUs as of December 31, 2020. These vested over twelve months. Value is based on 13,800 shares and units, multiplied by our closing stock price of $33.30 on December 9, 2020.

(2)
This represents all of Dr. Pruzanski’s PSAs and PSUs scheduled to vest on December 31, 2020. These vested on December 31, 2020. Value is based on 23,400 shares and units, vesting at the maximum level of performance, or 150%, into 35,100 shares of common stock, multiplied by our closing stock price of $33.30 on December 9, 2020.

(3)
This represents all of Dr. Pruzanski’s outstanding, unvested PSAs and PSUs as of December 31, 2020. These vested over twelve months. Value is based on 49,100 shares and units, vesting at the maximum level of performance, or 150%, into 73,650 shares of common stock, multiplied by our closing stock price of $33.30 on December 9, 2020.

(4)
This represents all of Dr. Pruzanski’s outstanding, unvested stock options as of December 31, 2020. These vested over twelve months. Value is based on 33,282 stock options, with their respective strike prices and original expiration dates valued as of December 9, 2020, based on a Black-Scholes model and our stock price at the time of $33.30.

Both those unvested stock options, and his 247,703 stock options previously vested, for a total number of stock options exercisable into 280,985 shares of common stock, must be exercised by the earlier of the expiration date of the option or three (3) years from the date of termination of his consulting and Board services. The termination date of consulting services was January 1, 2022, but Dr. Pruzanski remains a director, and the end date of his Board service is unknown. Accordingly, no deduction has been taken from the Black-Scholes valuation of his options on account of potential early expiration, in the case that three years from the date of termination of services is earlier than the expiration date of the options.

AUDIT COMMITTEE REPORT
The information contained in this report shall not be deemed to be “soliciting material”, “filed” with the SEC, or incorporated by reference into any filing under the Securities Act or the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
The Audit Committee’s primary purpose is to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to the Company’s accounting and financial reporting practices, systems of internal control over financial reporting, and audit process, as well as the quality and integrity of the Company’s financial reports, the qualifications, independence, and performance of the Company’s independent registered public accounting firm, the performance of the Company’s internal audit function, and the Company’s processes for monitoring compliance with legal and regulatory requirements and the Company’s Global Code of Business Conduct. The Audit Committee operates under a written charter adopted by the Board, a current copy of which is available on the Company’s website at www.interceptpharma.com in the Investors & Media section under “Corporate Governance”.
The Audit Committee has:
•
reviewed and discussed the audited financial statements for the year ended December 31, 2021, with the Company’s management;

•
discussed with the Company’s independent registered public accounting firm, KPMG LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

•
received the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP such firm’s independence.

Based on the foregoing review and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
The Audit Committee is responsible for the appointment, retention, compensation, evaluation, and oversight of the Company’s independent registered public accounting firm. After reviewing the past services provided by, and performance of, KPMG LLP, the Audit Committee appointed KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The Audit Committee recommends that the Company’s stockholders ratify such appointment at the Annual Meeting.
By the Audit Committee of the Board of Directors of Intercept Pharmaceuticals, Inc.,
Glenn Sblendorio, Chairperson
Daniel Bradbury
Gino Santini

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. KPMG LLP has audited the Company’s financial statements since 2008.
Fees Paid to KPMG LLP
The following table sets forth the aggregate fees billed to the Company for 2021 and 2020 by KPMG LLP.
	Year Ended December
	31, 2021	2020
	(in thousands)
Audit Fees	$1,869	$1,615
Audit-Related Fees	—	—
Tax Fees	134	124
All Other Fees	2	2
Total Fees	$2,005	$1,741
Audit fees include fees associated with the annual integrated audit of our financial statements and internal control over financial reporting, reviews of our interim financial information, the issuance of consents in connection with filings with the SEC, audit services provided in connection with statutory and regulatory filings or engagements, and KPMG LLP’s work in connection with our financing activities, including the issuance of comfort letters. Tax fees include fees associated with tax compliance services, preparation of federal and state income tax returns, preparation of sales tax returns, and certain other tax consulting services. All other fees consist of fees related to a subscription to KPMG LLP’s online accounting research and disclosure tools.
We did not incur any audit-related fees in 2021 or 2020. All fees described above were approved by the Audit Committee.
The Audit Committee has determined that the provision of services rendered above is compatible with maintaining KPMG LLP’s independence.
Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, KPMG LLP. On an annual basis, management submits to the Audit Committee for pre-approval specified services expected to be rendered by the Company’s independent registered public accounting firm in the defined categories of audit, audit-related, tax, and other services up to specified amounts. Prior to engagement, the Audit Committee pre-approves these services by category of service. In the event that circumstances arise where it may become necessary to engage the Company’s independent registered public accounting firm for additional services not contemplated in the original pre-approval, pre-approval may also be given on an individual, case-by-case basis before the Company’s independent registered public accounting firm is engaged to provide such services. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the full Audit Committee at its next scheduled meeting.

STOCKHOLDERS’ PROPOSALS
If you wish to bring a matter before an annual meeting, including a stockholder proposal or a board nominee, you may do so by following the procedures in our bylaws. If you do that, you must solicit your own proxies. To be timely, written notice must be delivered to Intercept Pharmaceuticals, Inc., 305 Madison Avenue, Morristown, NJ 07960, Attention: Corporate Secretary between 120 and 90 days before the anniversary of the 2022 Annual Meeting (May 25, 2023), i.e., between January 25, 2023 and February 24, 2023. However, if the date of the 2023 Annual Meeting is more than 30 days before or after the anniversary, then notice must be delivered between 120 days before the 2023 Annual Meeting and either (i) 90 days before the 2023 Annual Meeting or (ii) 10 days after we first announce the date of the 2023 Annual Meeting.
Additionally, Exchange Act Rule 14a-8 addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy card when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for your proposals to be considered for inclusion in the proxy statement and proxy card for the 2023 Annual Meeting, your proposals must be sent to the address above not less than 120 calendar days before the anniversary of the date on which the Company’s proxy statement was released to stockholders in connection with the 2022 Annual Meeting. Therefore, based on a filing date of May 2, 2022, the deadline is expected to be January 2, 2023, for the 2023 Annual Meeting. However, if the date of the 2023 Annual Meeting changes by more than 30 days from the anniversary of the 2022 Annual Meeting, the deadline is a reasonable time before we begin to print and send our proxy materials. We will notify you of any change in this deadline in a quarterly report on Form 10-Q or in another communication to you. Stockholder proposals must also be otherwise eligible for inclusion.

EXPENSES AND SOLICITATION
The costs of solicitation will be borne by the Company, and in addition to directly soliciting stockholders by mail, the Company may request brokers, dealers, banks, trustees, or other nominees to solicit their customers who have shares of the Company registered in the name of the nominee, and, if so, will reimburse such brokers, dealers, banks, trustees, or other nominees for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, email, or telephone, following the original solicitation.
HOUSEHOLDING
Our Annual Report, including our audited financial statements for the year ended December 31, 2021, is being mailed to you along with this proxy statement. In order to reduce printing and postage costs, only one Annual Report and one proxy statement will be mailed to multiple stockholders sharing an address, unless the Company receives contrary instructions from one or more of the stockholders sharing an address. If your household has received only one Annual Report and one proxy statement and you wish to receive separate copies of these documents, we will promptly deliver a separate copy of such documents to any requesting stockholder who contacts our transfer agent, VStock Transfer, LLC, by telephone at 1-855-9VSTOCK or in writing to VStock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598. If your household is receiving multiple copies of the Company’s annual reports or proxy statements, and you wish to request delivery of a single copy, you may send a written request to our transfer agent at that same address.
OTHER BUSINESS
Management does not know of any other matters to be brought before the Annual Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.
We will mail or email without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including the consolidated financial statements, the list of exhibits, and any particular exhibit specifically requested. Requests should be sent to investors@interceptpharma.com, or to Intercept Pharmaceuticals, Inc., 305 Madison Avenue, Morristown, NJ 07960, Attention: Corporate Secretary. Or please visit www.sec.gov to obtain an online copy of our Annual Report.
BY ORDER OF THE BOARD OF DIRECTORS.
Morristown, NJ
May 2, 2022

Appendix: Amended and Restated Equity Incentive Plan

INTERCEPT PHARMACEUTICALS, INC.
AMENDED AND RESTATED EQUITY INCENTIVE PLAN
1.
DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Intercept Pharmaceuticals, Inc. Amended and Restated Equity Incentive Plan, have the following meanings:
Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.
Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.
Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve (and shall also include a notice from the Company to a Participant in the event the Administrator determines to utilize a notice rather than an agreement).
Board of Directors means the Board of Directors of the Company.
Cause shall mean (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect; (ii) repeatedly failing to adhere to the directions of superiors or the Board of Directors or the written policies and practices of the Company, or any Affiliate thereof; (iii) the commission of a felony or a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the Company, or any Affiliate thereof; (iv) fraud, misappropriation or embezzlement; (v) a material breach of the Participant’s employment, non-competition, non-solicitation, invention, non-disclosure or similar material agreement with the Company or any Affiliate thereof; (vi) acts or omissions constituting a material failure to perform substantially the duties assigned to the Participant after demand for substantial performance is delivered by the Company or any Affiliate specifically identifying the manner in which the Company or an Affiliate believes the Participant has not substantially performed such duties; (vii) any illegal act detrimental to the Company or its Affiliates; or (viii) repeated failure to devote substantially all of Participant’s business time and efforts to the Company or an Affiliate if required by Participant’s employment agreement; provided, however, that, if at any particular time the Participant is subject to an effective employment agreement with the Company or an Affiliate, then, in lieu of the foregoing definition, “Cause” shall at that time have such meaning as may be specified in such employment agreement. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.
Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.
Committee means the Compensation Committee of the Board of Directors (or such other committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan).
Common Stock means shares of the Company’s common stock, $0.001 par value per share.
Company means Intercept Pharmaceuticals, Inc., a Delaware corporation and, except where the context otherwise requires, any successor thereto.
Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.
Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.
Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.
Fair Market Value of a Share of Common Stock means the closing price on the applicable date of the Common Stock on the national securities exchange on which the Common Stock is traded (or, if such applicable date is not a trading day, the last market trading day prior to such date) or, if not traded on a national exchange, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date (or, if not available or applicable, the average between the last bid and ask, or such other value as determined by the Administrator in good faith).
ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.
Non-Qualified Option means an option which is not intended to or does not qualify as an ISO.
Option means an ISO or Non-Qualified Option granted under the Plan.
Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include Participant’s Survivors where the context requires.
Plan means this Intercept Pharmaceuticals, Inc. Amended and Restated Equity Incentive Plan.
Predecessor Plan means the Intercept Pharmaceuticals, Inc. 2012 Equity Incentive Plan prior to this amendment and restatement.
Repricing means, with respect to an Option or stock appreciation right, a reduction of the exercise or strike price of the award, including pursuant to a cancellation and regrant or a cash payment in cancellation of the award in an amount exceeding the positive spread in the award at the time of such cancellation, but not including an adjustment effected pursuant to the provisions of Paragraph 24.
Securities Act means the Securities Act of 1933, as amended.
Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.
Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant, such as a restricted stock unit award (RSU) or a performance restricted stock unit award (PSU).
Stock Grant means a grant by the Company of Shares under the Plan, such as a grant of restricted or unrestricted shares (RSAs) or performance restricted shares (PSAs).
Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan—an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.
Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.
2.
PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.
3.
SHARES SUBJECT TO THE PLAN.

(a)   The number of Shares which may be issued from time to time pursuant to this Plan shall be: (i) 3,862,008 shares of Common Stock (representing shares remaining available for issuance and not subject to outstanding awards under the Predecessor Plan as of April 1, 2022) (the “Remaining Shares”), minus (ii) any shares of Common Stock that are represented by awards granted under the Predecessor Plan between April 1, 2022, and May 25, 2022, plus (iii) any shares of Common Stock that are represented by awards granted under the Predecessor Plan, that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after April 1, 2022, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of this Plan; provided, however, that no more than 4,220,014 Shares (representing the number of shares underlying outstanding equity awards as of April 1, 2022) shall be added to the Plan pursuant to the foregoing clause (iii). No more shares than clause (i) minus clause (ii) above may be issued under the Plan pursuant to the exercise of ISOs issued thereunder (subject to adjustment as set forth in Paragraph 24).
(b)   If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.
4.   ADMINISTRATION OF THE PLAN.
The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:
(a)   Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;
(b)   Determine which Employees, directors and Consultants shall be granted Stock Rights;
(c)   Determine the number of Shares for which a Stock Right or Stock Rights shall be granted;
(d)   Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;
(e)   Amend any term or condition of any outstanding Stock Right (other than to effect a Repricing, which shall not be permitted), including, without limitation, accelerate the vesting schedule or extend the expiration date, provided that (i) such term or condition as amended is permitted by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;
(f)   Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept, provided that such action does not constitute a Repricing; and
(g)   Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed with the intention of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.
To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.
5.
ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right (for example, in the case of grants to newly hired Employees). ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.
6.
TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto, and vesting and exercise conditions. The Option Agreements shall be subject to at least the following terms and conditions:
(a)   Non-Qualified Options:   Each Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:
(i)
Exercise Price:   Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii)
Number of Shares:   Each Option Agreement shall state the number of Shares to which it pertains.

(iii)
Option Periods:   Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

(iv)
Option Conditions:   Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

(A)
The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

(B)
The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)
Term of Option:   Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b)   ISOs:   Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:
(i)
Minimum standards:   The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except that clauses (i) and (v) thereunder are modified by this Paragraph 6(b).

(ii)
Exercise Price:   Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

(A)
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

(B)
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)
Term of Option:   For Participants who own:

(A)
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

(B)
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)
Limitation on Yearly Exercise:   The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.
TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, including any applicable vesting conditions, subject to the following minimum standards:
(a)   Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b)   Each Agreement shall state the number of Shares to which the Stock Grant pertains; and
(c)   Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.
8.
TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, including any applicable vesting conditions.
The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from or comply with the requirements of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.
9.
EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.
The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.
10.
PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common

Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.
The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.
11.
RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.
12.
ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion (other than with respect to an ISO) and set forth in the applicable Agreement; provided that no Stock Right may be transferred by a Participant for value. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.
13.
EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:
(a)   A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.
(b)   Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.
(c)   The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d)   Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.
(e)   A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.
(f)   Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.
14.
EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:
(a)   All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.
(b)   Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.
15.
EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:
(a)   A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:
(i)
To the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and

(ii)
In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of the vesting period through the date of Disability.

(b)   A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.
(c)   The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.
EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:
(a)   In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:
(i)
To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii)
In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of the elapsed vesting period through the date of death.

(b)   If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.
17.
EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.
For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.
In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.
18.
EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then such forfeiture or repurchase provisions shall apply.
19.
EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:
(a)   All Shares subject to any Stock Grant whether or not then subject to forfeiture or repurchase shall be immediately forfeited or repurchased, as the case may be.
(b)   Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

20.
EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability such forfeiture provisions or rights of repurchase shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability with such proration being based upon the portion of the applicable vesting period prior to the date of Disability.
The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.
21.
EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, such forfeiture provisions or rights of repurchase shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death, with such pro-ration being based on the portion of the applicable vesting period elapsed prior to the Participant’s date of death.
22.
PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:
(a)   The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant (or notated in similar fashion on the Company’s stock registry):
“The shares represented hereby have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”
(b)   At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.
23.
DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.
ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:
(a)   Stock Dividends and Stock Splits.   If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or if the Company pays an extraordinary cash dividend, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a), 3(b) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.
(b)   Corporate Transactions.   If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount (if any) equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.
With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).
In taking any of the actions permitted under this Paragraph 24(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.
(c)   Recapitalization or Reorganization.   In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.
(d)   Adjustments to Stock-Based Awards.   Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect of any Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.
(e)   Modification of Options.   Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).
25.
ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for ordinary dividends paid in cash prior to any issuance of Shares pursuant to a Stock Right.
26.
FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.
27.
CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.
28.
WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the required amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise or delivery. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant will be required to pay the difference in cash to the Company or the Affiliate employer.
29.
NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A “Disqualifying Disposition” is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.
30.
TERMINATION OF THE PLAN.

The Plan will terminate on May 25, 2032. The Plan may be terminated at an earlier date by the Board of Directors; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.
31.
AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the Administrator. Any amendment approved by the Administrator which the Administrator determines requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.
32.
EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.
33.
GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

Intercept

INTERCEPT PHARMACEUTICALS, INC.
305 MADISON AVENUE
MORRISTOWN, NJ 07960

SCAN TO
VIEW MATERIALS & VOTE

INTERCEPT PHARMACEUTICALS, INC.

The Board recommends that you vote these shares as follows:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

SCAN TO VIEW MATERIALS & VOTE INTERCEPT PHARMACEUTICALS, INC. 305 MADISON AVENUE MORRISTOWN, NJ 07960 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ICPT2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D78222-P68210 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 1g.Nancy Miller-Rich!! 1h. Mark Pruzanski, M.D.!! 1i. Dagmar
Rosa-Bjorkeson!! 1j. Gino Santini!! 1k. Glenn Sblendorio!!

INTERCEPT PHARMACEUTICALS, INC. Annual Meeting of Stockholders May 25, 2022 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on May 25, 2022 The Proxy Statement and 2021 Annual Report are available at www.proxyvote.com. D78223-P68210 INTERCEPT PHARMACEUTICALS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking all prior proxies, hereby appoints Jerome Durso, Jared Freedberg, Jose Truzman, and Edward Mahaney-Walter, or any of them, with the power of substitution, to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess, at the Annual Meeting of Stockholders of Intercept Pharmaceuticals, Inc., to be held on May 25, 2022, at 12:00 p.m., Eastern Time by visiting www.virtualshareholdermeeting.com/ICPT2022 or at any postponement or adjournment thereof. This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted: FOR the election of the nominees listed in Proposals 1a to 1k as directors. FOR the approval of the Company’s Amended and Restated Equity Incentive Plan. FOR the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers. FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. (Continued and to be signed on Reverse Side)